UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21137

Nuveen Quality Preferred Income Fund 2

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    July 31

Date of reporting period:    July 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Closed-End Funds

Annual Report July 31, 2015

JTP
Nuveen Quality Preferred Income Fund

JPS
Nuveen Quality Preferred Income Fund 2

JHP
Nuveen Quality Preferred Income Fund 3

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its ultra-loose monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

A large consensus expects at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture remains somewhat uncertain. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the United States. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 21, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Quality Preferred Income Fund (JTP)

Nuveen Quality Preferred Income Fund 2 (JPS)

Nuveen Quality Preferred Income Fund 3 (JHP)

The Funds are sub-advised by a team of specialists at Spectrum Asset Management, a wholly owned subsidiary of Principal Global Investors, LLC. Mark Lieb and Phil Jacoby lead the team. Here Mark and Phil discuss U.S. economy and equity markets, their management strategy and the performance of the Funds for the twelve-month reporting period ended July 31, 2015.

What factors affected the U.S. economy and domestic and global markets during the twelve-month reporting period ended July 31, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in the year continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement but also highlighted the policy makers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption, and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September. During the September 2015 meeting (subsequent to the close of this reporting period), the Fed decided to keep the federal funds rate near zero despite broad speculation it would increase rates. The Committee said it will keep the rate near zero until the economy has seen further improvement toward reaching the Fed’s goals of maximum employment and inflation approaching two percent.

According to the government’s revised estimate, the U.S. economy increased at a 3.7% annualized rate in the second quarter of 2015, as measured by GDP, compared with a decrease of 0.6% in the first quarter of 2015 and increases of 5.0% in the third quarter 2014 and 2.2% in the fourth quarter 2014. The increase in real GDP in the second quarter reflected positive contributions from personal consumption expenditures, exports, state and local government spending, and residential fixed investment that were partly offset by negative contributions from federal government spending, private inventory investment, and nonresidential fixed investment. The Consumer Price Index (CPI) increased 0.1% year-over-year as of July 2015. The core CPI (which excludes food and energy) increased 0.1% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of July 2015, the U.S. unemployment rate was 5.3%, a level not seen since mid-2008. This figure is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading in June 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.5% for the twelve months ended June 2015 (most recent data available at the time this report was prepared).

At the start of the reporting period, the Federal Open Market Committee raised concern over potential excesses created by its highly accommodative monetary policies, which led to a shallow correction in the S&P 500® late last summer and early fall. Deflation and slow growth has kept both the European Central Bank (ECB) and the Bank of Japan (BOJ) in accommodative positions. The ECB began a quantitative easing (QE) program in March and the BOJ has one well underway. The implication of easy money from the foreign central banks is that the U.S. economy becomes a marginal loser as its exports (and corporate earnings translations) slow from persistent U.S. dollar strength. In addition, plummeting oil prices only adds more uncertainty to the geopolitical balance and investment in U.S. production. Long U.S. Treasury bond yields dropped by 110 basis points (bps) during the reporting period to an all-time low of just 2.22% and then rose by 75 bps so it has been a roller coaster ride for rates as the markets try to anticipate either a rate hike or more delays by the Fed. As we closed the reporting period, Greece appeared set to leave the Euro currency, but an exhaustive process of brinksmanship and negotiations prevented that from happening. Commodities were also in the headlines and reaching a 10 year low. While the preferred market was positive for the reporting period, the $25 par market outperformed the $1,000 par market. The $1,000 par dominated Barclays Capital Securities Index posted a 3.3% return during the reporting period and the $25 par dominated BofA/Merrill Lynch Preferred Securities Fixed Rate Index posted a 7.3% return.

What key strategies were used to manage the Funds during the twelve-month reporting period ended July 31, 2015?

The investment objective of each Fund is to seek high current income consistent with capital preservation with a secondary objective to enhance portfolio value relative to the broad market for preferred securities. Under normal market conditions, the Funds seek to invest at least 80% of their net assets in preferred securities and up to 20% of their net assets in debt securities, including convertible debt and convertible preferred securities.

Our broad strategy is to maintain a balance between the individual investor-oriented $25 par preferred types (traded on the NYSE) and the institutional investor-oriented $1,000 par types (traded over-the-counter). Both types of securities offer performance opportunities which, together with broad diversification benefits, help to produce value relative to

6	Nuveen Investments

the broad market in preferred securities. We keep a risk-averse posture toward security structure and portfolio structure, which is an important core aspect of our efforts to preserve capital and provide attractive income relative to investment grade and senior corporate credit.

Extension risk (the probability of loss from rising interest rates that may slow the rate at which the principal amounts on loans will be prepaid) is most prevalent in the $25 par sector and also to certain fixed-to-floating rate structures. Spectrum’s investment process intends to mitigate this risk through security selection. For example, we seek to maximize coupon and call option terms, which should reduce the price risk of higher rates. Certain fixed-to-floating rate structures with low floating reset rates have been largely avoided, which was particularly fortuitous over the course of the last six months as these types of securities have materially price corrected to reflect extended floating rate periods.

How did the Funds perform during the twelve-month reporting period ended July 31, 2015?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for each Fund for the one-year, five-year and ten-year periods ended July 31, 2015. For the twelve-month reporting period ended July 31, 2015, all three Funds’ common shares at net asset value (NAV) outperformed the Barclays U.S. Aggregate Bond Index. JTP and JHP outperformed the Blended Benchmark, but JPS underperformed the Blended Benchmark.

Overall, total return performance in preferred securities was aided by two factors: 1) the general decline in U.S. Treasury rates despite increased volatility, and 2) outperformance by the $25 par sector relative to the $1,000 par sector during most of the reporting period. Retail structures such as PNC Financial Services 6.125%, Deutsche Bank Capital Funding 6.550% and Aegon N.V. 6.375% were among the better performing $25 par preferred securities. The main detractors, which were $1,000 par preferred securities, included Dominion Resources Inc. 7.500%, FPL Group Capital Inc. 6.650% and Catlin Insurance Company Limited 7.249%, which the market believes will not be called when the call options become active in the next year or two.

We position the Funds to play the middle of the yield curve on average by being moderately underweight the $25 par sector and overweight the more intermediate $1,000 par sector. The Funds are positioned this way because the $25 par (retail) sector has marginally more duration risk if longer rates move higher than anticipated. Although being moderately underweight the best performing sector held back relative performance somewhat, maintaining an underweight to the optionality of this longer duration sector in favor of more intermediate duration capital securities helps to mitigate longer run price risk if rates rise materially. For example, we estimate that if long rates were to rise by 100 bps, the Fund’s duration increase should be limited to 0.7 years which would translate into a 6.9 year duration from the current 6.2 year duration at the end of the reporting period.

We believe the Fed is likely to raise rates by the end of the calendar year. We do not believe that this will impact longer term rates all that much because of deflation risks around the world. Market disruptions are often quickly soothed by policymakers, which has tended to make corrections brief and shallow. We believe that the hybrid market should be a source of cushion paper supported by the generally high relative yield, moderate duration and tightening spreads.

Nuveen Investments	7

Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their benchmarks was the Funds’ use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. The Funds’ use of leverage had a positive impact on performance during this reporting period.

The Funds also continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, is through bank borrowings. During this reporting period, these swap contracts detracted from overall Fund performance.

As of July 31, 2015, the Funds’ percentages of leverage are shown in the accompanying table.

	JTP	JPS	JHP
Effective Leverage*	28.48%	28.40%	28.28%
Regulatory Leverage*	28.48%	28.40%	28.28%
*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

The Funds employ regulatory leverage through the use of bank borrowings. As of July 31, 2015, the Funds’ outstanding bank borrowings are as shown in the accompanying table.

	JTP	JPS	JHP
Bank Borrowings	$235,000,000	$465,800,000	$89,000,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

8	Nuveen Investments

Common Share

Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of July 31, 2015. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	JTP	JPS	JHP
August 2014	$0.0520	$0.0550	$0.0520
September	0.0520	0.0550	0.0520
October	0.0520	0.0550	0.0520
November	0.0520	0.0550	0.0520
December	0.0530	0.0560	0.0535
January	0.0550	0.0580	0.0560
February	0.0550	0.0580	0.0560
March	0.0550	0.0580	0.0560
April	0.0550	0.0580	0.0560
May	0.0550	0.0580	0.0560
June	0.0550	0.0580	0.0560
July 2015	0.0550	0.0580	0.0560

Ordinary Income Distribution*	$0.0905	$0.0488	$0.0634

Current Distribution Rate**	8.15%	7.67%	8.04%
*	Distribution paid in December 2014.
**	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of July 31, 2015, the Funds had positive UNII balances for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period

Nuveen Investments	9

Common Share Information (continued)

are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

COMMON SHARE REPURCHASES

During August 2015 (subsequent to the close of this reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of July 31, 2015, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	JTP	JPS	JHP
Common shares cumulatively repurchased and retired	5,000	0	60,000
Common shares authorized for repurchase	6,465,000	12,040,000	2,365,000

During the current reporting period, the Funds repurchased and retired common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

	JTP	JPS	JHP
Common shares repurchased and retired	5,000	0	40,000
Weighted average price per common share repurchased and retired	$7.94	$0	$8.35
Weighted average discount per common share repurchased and retired	13.98%	0%	12.95%

COMMON SHARE EQUITY SHELF PROGRAMS

JTP, JPS and JHP each filed registration statements with the SEC authorizing each Fund to issue an additional 6.4 million, 12.0 million and 2.3 million common shares, respectively, through equity shelf programs, which are not yet effective.

Under these equity shelf programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s net asset value (NAV) per common share.

OTHER COMMON SHARE INFORMATION

As of July 31, 2015, and during the current reporting period, the Funds’ common share prices were trading at premium/(discount) to their common share NAVs as shown in the accompanying table.

	JTP	JPS	JHP
Common share NAV	$9.13	$9.75	$9.53
Common share price	$8.10	$9.08	$8.36
Premium/(Discount) to NAV	(11.28)%	(6.87)%	(12.28)%
12-month average premium/(discount) to NAV	(10.01)%	(8.98)%	(11.68)%

10	Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Quality Preferred Income Fund (JTP)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risks such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JTP.

Nuveen Quality Preferred Income Fund 2 (JPS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risks such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPS.

Nuveen Quality Preferred Income Fund 3 (JHP)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risks such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JHP.

Nuveen Investments	11

JTP

Nuveen Quality Preferred Income Fund

Performance Overview and Holding Summaries as of July 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
JTP at Common Share NAV	6.17%	11.10%	3.67%
JTP at Common Share Price	5.95%	9.42%	3.55%
Barclays U.S. Aggregate Bond Index	2.82%	3.27%	4.61%
Blended Benchmark (Comparative Index)	5.73%	8.13%	4.66%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

12	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Convertible Preferred Securities	1.3%
$25 Par (or similar) Retail Preferred	49.4%
Corporate Bonds	6.5%
$1,000 Par (or similar) Institutional Preferred	79.9%
Investment Companies	1.1%
Repurchase Agreements	2.4%
Other Assets Less Liabilities	(0.8)%
Net Assets Plus Borrowings	139.8%
Borrowings	(39.8)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Banks	34.8%
Insurance	32.1%
Capital Markets	7.1%
Real Estate Investment Trust	6.9%
Electric Utilities	4.1%
Wireless Telecommunication Services	2.4%
Other	10.1%
Investment Companies	0.8%
Repurchase Agreements	1.7%
Total	100%

Country Allocation

(% of total investments)1

United States	64.4%
United Kingdom	11.1%
Netherlands	5.6%
Japan	3.7%
Switzerland	3.5%
Other	11.7%
Total	100%

Top Five Issuers

(% of total investments)1

Prudential PLC	4.2%
HSBC Holdings PLC	3.7%
General Electric Capital Corporation	3.7%
PNC Financial Services	3.4%
Bank of America Corporation	3.1%

Credit Quality

(% of total long-term fixed-income investments)

AA	0.1%
A	17.9%
BBB	69.8%
BB or Lower	12.2%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	13

JPS

Nuveen Quality Preferred Income Fund 2

Performance Overview and Holding Summaries as of July 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
JPS at Common Share NAV	5.47%	11.13%	4.11%
JPS at Common Share Price	10.35%	10.71%	4.30%
Barclays U.S. Aggregate Bond Index	2.82%	3.27%	4.61%
Blended Benchmark (Comparative Index)	5.73%	8.13%	4.66%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

14	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Convertible Preferred Securities	0.4%
$25 Par (or similar) Retail Preferred	47.4%
Corporate Bonds	7.0%
$1,000 Par (or similar) Institutional Preferred	82.3%
Investment Companies	1.2%
Repurchase Agreements	1.4%
Other Assets Less Liabilities	0.0%
Net Assets Plus Borrowings	139.7%
Borrowings	(39.7)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Insurance	34.7%
Banks	33.2%
Capital Markets	8.1%
Real Estate Investment Trust	5.4%
Electric Utilities	4.1%
Other	12.6%
Investment Companies	0.9%
Short-Term Investments	1.0%
Total	100%

Country Allocation

(% of total investments)1

United States	63.9%
United Kingdom	9.5%
Netherlands	6.9%
Switzerland	4.2%
Japan	3.9%
Other	11.6%
Total	100%

Top Five Issuers

(% of total investments)1

Metlife Inc.	4.1%
Prudential Financial Inc.	4.1%
General Electric Capital Corporation	3.9%
PNC Financial Services	3.2%
HSBC Holdings PLC	3.2%

Credit Quality

(% of total long-term fixed-income investments)

AA	0.9%
A	17.3%
BBB	71.6%
BB or Lower	10.2%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	15

JHP

Nuveen Quality Preferred Income Fund 3

Performance Overview and Holding Summaries as of July 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
JHP at Common Share NAV	6.37%	11.44%	4.02%
JHP at Common Share Price	7.82%	9.63%	3.08%
Barclays U.S. Aggregate Bond Index	2.82%	3.27%	4.61%
Blended Benchmark (Comparative Index)	5.73%	8.13%	4.66%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

16	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	48.0%
Corporate Bonds	8.0%
$1,000 Par (or similar) Institutional Preferred	80.9%
Investment Companies	1.2%
Repurchase Agreements	1.7%
Other Assets Less Liabilities	(0.4)%
Net Assets Plus Borrowings	139.4%
Borrowings	(39.4)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Banks	37.2%
Insurance	33.1%
Capital Markets	7.9%
Real Estate Investment Trust	5.1%
Wireless Telecommunication Services	3.8%
Other	10.8%
Investment Companies	0.9%
Short-Term Investments	1.2%
Total	100%

Country Allocation

(% of total investments)1

United States	62.2%
United Kingdom	13.1%
Netherlands	5.5%
France	4.4%
Australia	3.5%
Other	11.3%
Total	100%

Top Five Issuers

(% of total investments)1

General Electric Capital Corporation	3.8%
First Union Capital Trust	3.6%
JPMorgan Chase & Company	3.4%
Barclays PLC	3.0%
Centaur Funding Corporation	2.8%

Credit Quality

(% of total long-term fixed-income investments)

AA	0.6%
A	16.6%
BBB	69.4%
BB or Lower	13.4%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	17

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on March 26, 2015 for JTP, JPS and JHP; at this meeting the shareholders were asked to elect Board Members.

	JTP	JPS	JHP
	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	55,287,367	106,131,204	19,004,525
Withhold	1,676,550	2,675,603	1,499,166
Total	56,963,917	108,806,807	20,503,691
William J. Schneider
For	55,238,510	106,076,309	18,979,080
Withhold	1,725,407	2,730,498	1,524,611
Total	56,963,917	108,806,807	20,503,691
Thomas S. Schreier, Jr.
For	55,374,888	106,267,226	19,014,530
Withhold	1,589,029	2,539,581	1,489,161
Total	56,963,917	108,806,807	20,503,691

18	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Quality Preferred Income Fund

Nuveen Quality Preferred Income Fund 2

Nuveen Quality Preferred Income Fund 3:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2 and Nuveen Quality Preferred Income Fund 3 (the “Funds”) as of July 31, 2015, and the related statements of operations, changes in net assets and cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights for the periods presented through July 31, 2014, were audited by other auditors whose reports dated September 25, 2014, expressed an unqualified opinion on those statements and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2015, the results of their operations, the changes in their net assets, their cash flows and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

September 29, 2015

Nuveen Investments	19

JTP

Nuveen Quality Preferred Income Fund
Portfolio of Investments	July 31, 2015

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 138.2% (98.3% of Total Investments)

	CONVERTIBLE PREFERRED SECURITIES – 1.3% (0.9% of Total Investments)

	Banks – 1.3%

6,332	Wells Fargo & Company	7.500%	BBB	$7,548,441
	Total Convertible Preferred Securities (cost $7,537,319)			7,548,441

Shares	Description (1)	Coupon	Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 49.4% (35.2% of Total Investments)

	Banks – 11.4%

32,500	AgriBank FCB, (3)	6.875%	BBB+	$3,412,500
18,000	Bank of America Corporation	6.375%	BB+	461,160
74,172	Citigroup Capital XIII	7.875%	BBB–	1,889,161
185,000	Citigroup Inc.	6.875%	BB+	5,072,700
62,000	City National Corporation	5.500%	Baa2	1,522,720
3,000	Cobank Agricultural Credit Bank, (3)	6.200%	BBB+	302,625
26,000	Fifth Third Bancorp.	6.625%	Baa3	729,820
70,300	First Niagara Finance Group	8.625%	BB–	1,915,675
100,000	FirstMerit Corporation	5.875%	Baa2	2,526,000
35,000	General Electric Capital Corporation	4.875%	AA+	883,050
9,000	General Electric Capital Corporation	4.700%	AA+	225,450
18,400	HSBC Holdings PLC	8.000%	Baa1	479,136
10,000	HSBC Holdings PLC	6.200%	Baa1	254,700
624,000	ING Groep N.V.	7.200%	Baa3	16,192,800
118,603	JPMorgan Chase & Company	6.100%	BBB–	2,944,912
81,008	Merrill Lynch Preferred Capital Trust V	7.280%	BBB–	2,097,297
742,900	PNC Financial Services	6.125%	Baa2	20,466,894
25,950	Royal Bank of Scotland Group PLC	5.750%	B+	635,775
104,410	TCF Financial Corporation	7.500%	BB–	2,807,585
91,051	Wells Fargo & Company	5.850%	BBB	2,344,563
	Total Banks			67,164,523

	Capital Markets – 4.3%

25,200	Affiliated Managers Group Inc.	5.250%	BBB+	637,560
200,000	Charles Schwab Corporation, (WI/DD)	6.000%	BBB	5,028,000
513,146	Deutsche Bank Capital Funding Trust II	6.550%	BBB–	13,762,576
2,225	Goldman Sachs Group Inc.	5.950%	Ba1	55,714
43,925	Morgan Stanley Capital Trust IV	6.250%	Baa3	1,125,798
73,700	State Street Corporation	6.000%	Baa1	1,882,298
37,000	State Street Corporation	5.900%	Baa1	960,890
72,700	State Street Corporation	5.250%	Baa1	1,809,503
	Total Capital Markets			25,262,339

	Diversified Telecommunication Services – 3.2%

143,506	Qwest Corporation	7.500%	BBB–	3,797,169
41,581	Qwest Corporation	7.375%	BBB–	1,082,769
101,300	Qwest Corporation	7.000%	BBB–	2,643,930
67,900	Qwest Corporation	7.000%	BBB–	1,790,523
77,156	Qwest Corporation	6.875%	BBB–	2,014,543
155,600	Qwest Corporation	6.125%	BBB–	3,913,340
144,342	Verizon Communications Inc.	5.900%	A–	3,761,553
	Total Diversified Telecommunication Services			19,003,827

	Electric Utilities – 4.0%

178,000	Alabama Power Company, (3)	6.450%	A3	4,705,875
91,819	Duke Energy Capital Trust II	5.125%	Baa1	2,299,148
14,903	Entergy Arkansas Inc.	5.750%	A–	373,320
22,668	Entergy Arkansas Inc.	4.750%	A–	536,778

20	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (2)	Value

	Electric Utilities (continued)

15,000	Entergy Louisiana LLC	5.250%	A2	$376,800
19,100	Entergy Mississippi Inc.	6.000%	A–	484,185
92,100	Integrys Energy Group Inc.	6.000%	Baa1	2,544,723
64,800	Interstate Power and Light Company	5.100%	BBB	1,627,776
250,999	NextEra Energy Inc.	5.125%	BBB	6,056,606
185,974	NextEra Energy Inc., (6)	5.000%	BBB	4,390,846
5,102	PPL Capital Funding, Inc.	5.900%	BBB	131,070
	Total Electric Utilities			23,527,127

	Food Products – 0.5%

28,100	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	2,997,919

	Insurance – 12.6%

795,723	Aegon N.V.	6.375%	Baa1	20,155,663
248,300	Aflac Inc.	5.500%	BBB+	6,207,500
93,814	Allstate Corporation, (6)	6.625%	BBB–	2,491,700
5,569	Allstate Corporation	6.250%	BBB–	145,017
6,700	Allstate Corporation	5.625%	BBB–	169,979
147,000	Allstate Corporation	5.100%	Baa1	3,822,000
57,100	American Financial Group	6.250%	Baa2	1,468,612
73,336	Arch Capital Group Limited	6.750%	BBB	1,944,871
10,965	Aspen Insurance Holdings Limited	7.250%	BBB–	286,187
156,458	Aspen Insurance Holdings Limited	5.950%	BBB–	4,005,325
226,594	Axis Capital Holdings Limited	6.875%	BBB	6,038,730
165,100	Axis Capital Holdings Limited	5.500%	BBB	4,056,507
231,787	Delphi Financial Group, Inc., (3)	7.376%	BBB–	5,729,497
125,430	Hartford Financial Services Group Inc.	7.875%	BBB–	3,912,162
46,984	PartnerRe Limited	5.875%	BBB+	1,220,644
166,360	Prudential PLC	6.750%	A–	4,323,696
104,100	Reinsurance Group of America Inc.	6.200%	BBB	2,946,030
86,839	Torchmark Corporation	5.875%	BBB+	2,216,131
126,900	W.R. Berkley Corporation	5.625%	BBB–	3,107,781
	Total Insurance			74,248,032

	Machinery – 1.0%

245,303	Stanley Black and Decker Inc.	5.750%	BBB+	6,311,646

	Media – 0.7%

163,689	Comcast Corporation	5.000%	A–	4,226,450

	Multi-Utilities – 0.7%

150,800	DTE Energy Company	6.500%	Baa1	4,047,472

	Real Estate Investment Trust – 9.5%

150,000	DDR Corporation	6.250%	Baa3	3,810,000
32,952	Digital Realty Trust Inc.	7.375%	Baa3	893,988
13,300	Digital Realty Trust Inc.	6.625%	Baa3	339,948
32,987	Digital Realty Trust Inc.	5.875%	Baa3	799,935
19,843	Health Care REIT, Inc.	6.500%	Baa3	510,362
145,700	Hospitality Properties Trust	7.125%	Baa3	3,817,340
4,634	Kimco Realty Corporation	6.900%	Baa2	116,869
102,200	Kimco Realty Corporation	5.625%	Baa2	2,503,900
55,924	National Retail Properties Inc.	6.625%	Baa2	1,463,531
12,235	PS Business Parks, Inc.	6.875%	Baa2	310,280
112,407	PS Business Parks, Inc.	6.450%	Baa2	2,942,815
199,493	PS Business Parks, Inc.	6.000%	Baa2	5,087,072
7,720	PS Business Parks, Inc.	5.700%	Baa2	183,736
220,328	Public Storage, Inc., (4)	5.900%	A	5,567,689
22,656	Public Storage, Inc.	6.350%	A	583,165
22,083	Public Storage, Inc.	5.875%	A	555,167
104,063	Public Storage, Inc.	5.750%	A	2,567,234

Nuveen Investments	21

JTP	Nuveen Quality Preferred Income Fund
	Portfolio of Investments (continued)	July 31, 2015

Shares	Description (1)	Coupon		Ratings (2)	Value

	Real Estate Investment Trust (continued)

9,000	Public Storage, Inc.	5.625%		A	$224,730
235,318	Public Storage, Inc.	5.200%		A	5,652,338
268,800	Realty Income Corporation	6.625%		Baa2	7,125,888
128,400	Regency Centers Corporation	6.625%		Baa2	3,331,980
132,139	Senior Housing Properties Trust	5.625%		BBB–	3,131,694
74,186	Ventas Realty LP	5.450%		BBB+	1,877,648
109,700	Vornado Realty Trust, (6)	5.700%		BBB–	2,717,269
	Total Real Estate Investment Trust				56,114,578

	Thrifts & Mortgage Finance – 0.2%

40,000	Astoria Financial Corporation	6.500%		Ba2	1,028,400

	U.S. Agency – 1.1%

65,000	Farm Credit Bank of Texas, 144A, (3)	6.750%		Baa1	6,774,221

	Wireless Telecommunication Services – 0.2%

18,300	Telephone and Data Systems Inc.	7.000%		BB+	471,226
28,000	Telephone and Data Systems Inc.	6.875%		BB+	712,880
	Total Wireless Telecommunication Services				1,184,106
	Total $25 Par (or similar) Retail Preferred (cost $280,361,183)				291,890,640

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 6.5% (4.6% of Total Investments)

	Banks – 2.0%

$10,000	JPMorgan Chase & Company	6.750%	12/31/49	BBB–	$10,593,750
1,200	Nordea Bank AB, 144A	5.500%	9/23/49	BBB	1,204,500
11,200	Total Banks				11,798,250

	Capital Markets – 1.2%

6,000	Credit Suisse Group AG, 144A	6.500%	8/08/23	BBB+	6,630,000
300	Macquarie Bank Limited, Reg S	10.250%	6/20/57	BB+	328,968
6,300	Total Capital Markets				6,958,968

	Construction & Engineering – 0.5%

2,500	Hutchison Whampoa International 12 Limited, 144A	6.000%	11/07/62	BBB	2,643,475

	Insurance – 2.6%

1,900	AIG Life Holdings Inc., 144A	7.570%	12/01/45	BBB	2,479,500
5,000	AIG Life Holdings Inc., 144A	8.125%	3/15/46	BBB	6,912,500
900	AXA, Reg S	5.500%	12/31/49	A3	908,895
1,100	Liberty Mutual Group Inc., 144A	7.697%	10/15/97	BBB+	1,381,334
1,700	Mitsui Sumitomo Insurance Company Limited, 144A	7.000%	3/15/72	A–	1,972,000
1,870	Prudential PLC, Reg S	5.250%	3/23/63	A–	1,874,323
12,470	Total Insurance				15,528,552

	Multi-Utilities – 0.2%

500	RWE AG, Reg S	7.000%	10/12/72	BBB–	527,500
1,000	WEC Energy Group, Inc.	6.250%	5/15/67	Baa1	890,000
1,500	Total Multi-Utilities				1,417,500
$33,970	Total Corporate Bonds (cost $35,506,560)				38,346,745

22	Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 79.9% (56.8% of Total Investments)

	Banks – 34.2%

23,850	Bank of America Corporation	8.000%	N/A (5)	BB+	$25,233,299
200	Bank One Capital III	8.750%	9/01/30	Baa2	286,174
400	Barclays Bank PLC, 144A	6.860%	N/A (5)	BBB–	453,000
6,917	Barclays PLC	7.434%	N/A (5)	BB+	6,852,340
7,000	Barclays PLC	8.250%	N/A (5)	BB+	7,493,269
2,600	Citigroup Capital III	7.625%	12/01/36	BBB–	3,235,297
2,750	Citigroup Inc.	5.950%	N/A (5)	BB+	2,725,938
4,000	Citigroup Inc.	8.400%	N/A (5)	BB+	4,545,000
4,500	Citizens Financial Group Inc., 144A	5.500%	N/A (5)	BB+	4,416,075
37,500	Cobank Agricultural Credit Bank, 144A	6.250%	N/A (5)	BBB+	3,918,750
3,800	CoreStates Capital Trust III, Series 144A	0.847%	2/15/27	A1	3,353,500
1,500	Credit Agricole SA, 144A	7.875%	N/A (5)	BB+	1,556,282
985	First Chicago NBD Institutional Capital I	0.790%	2/01/27	Baa2	861,875
25,400	General Electric Capital Corporation	7.125%	N/A (5)	A+	29,368,749
1,515	Groupe BPCE	3.300%	N/A (5)	BBB–	1,302,900
17,350	HSBC Capital Funding LP, 144A	10.176%	N/A (5)	Baa1	26,068,374
4,200	HSBC Financial Capital Trust IX	5.911%	11/30/35	BBB	4,206,300
1,300	JPMorgan Chase & Company	5.150%	N/A (5)	BBB–	1,231,490
3,200	JPMorgan Chase & Company	6.000%	N/A (5)	BBB–	3,168,000
4,300	JPMorgan Chase Capital XXIII	1.277%	5/15/47	Baa2	3,394,850
2,000	KeyCorp Capital III	7.750%	7/15/29	Baa2	2,389,966
3,218	Lloyd’s Banking Group PLC	7.500%	N/A (5)	BB+	3,354,765
2,300	Lloyd’s Banking Group PLC, 144A	6.413%	N/A (5)	Ba1	2,570,250
2,900	Lloyd’s Banking Group PLC, 144A	6.657%	N/A (5)	Ba1	3,262,500
1,800	M&T Bank Corporation	6.375%	N/A (5)	Baa1	1,840,500
14,000	M&T Bank Corporation	6.875%	N/A (5)	Baa2	14,210,000
7,500	National Australia Bank, Reg S	8.000%	N/A (5)	Baa1	7,944,375
7,100	PNC Financial Services Inc.	6.750%	N/A (5)	Baa2	7,881,000
4,300	Royal Bank of Scotland Group PLC	7.648%	N/A (5)	BB	5,418,000
450	Societe Generale, 144A	1.033%	N/A (5)	BB+	407,250
2,000	Societe Generale, 144A	7.875%	N/A (5)	BB+	2,031,000
2,700	Societe Generale, Reg S	7.875%	N/A (5)	BB+	2,741,850
5,050	Standard Chartered PLC, 144A	7.014%	N/A (5)	Baa2	5,607,257
8,025	Wells Fargo & Company	7.980%	N/A (5)	BBB	8,697,094
	Total Banks				202,027,269

	Capital Markets – 4.6%

3,100	Bank of New York Mellon Corporation	4.950%	N/A (5)	Baa1	3,084,500
5,600	Charles Schwab Corporation	7.000%	N/A (5)	BBB	6,489,896
7,500	Credit Suisse Group AG, 144A	7.500%	N/A (5)	BB+	7,987,500
500	Credit Suisse Guernsey, Reg S	7.875%	2/24/41	BBB–	523,750
2,500	Goldman Sachs Group Inc.	5.700%	N/A (5)	Ba1	2,524,200
800	Macquarie PMI LLC, Reg S	8.375%	N/A (5)	Ba1	811,602
150	Morgan Stanley	5.550%	N/A (5)	Ba1	149,250
6,300	State Street Capital Trust IV	1.283%	6/15/37	A3	5,488,875
	Total Capital Markets				27,059,573

	Diversified Financial Services – 1.9%

7,893	Rabobank Nederland, 144A	11.000%	N/A (5)	Baa2	9,908,083
1,100	Voya Financial Inc.	5.650%	5/15/53	Baa3	1,123,760
	Total Diversified Financial Services				11,031,843

	Electric Utilities – 1.8%

7,200	Electricite de France, 144A	5.250%	N/A (5)	A–	7,380,000
2,400	FPL Group Capital Inc.	6.650%	6/15/67	BBB	2,077,176
1,500	PPL Capital Funding Inc.	6.700%	3/30/67	BBB	1,313,250
	Total Electric Utilities				10,770,426

Nuveen Investments	23

JTP	Nuveen Quality Preferred Income Fund
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance – 29.9%

698	Ace Capital Trust II	9.700%	4/01/30	A–	$1,022,919
4,200	AG Insurance SA/NV, Reg S	6.750%	N/A (5)	BBB+	4,507,650
2,600	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	3,616,629
1,700	Allstate Corporation	5.750%	8/15/53	Baa1	1,776,500
3,600	American International Group, Inc.	8.175%	5/15/58	BBB	4,824,000
4,000	AXA SA	8.600%	12/15/30	A3	5,370,000
4,880	AXA SA, 144A	6.380%	N/A (5)	Baa1	5,185,000
8,395	Catlin Insurance Company Limited, 144A	7.249%	N/A (5)	BBB+	7,807,350
1,300	Dai-Ichi Life Insurance Company Ltd, 144A	5.100%	N/A (5)	A–	1,355,250
3,250	Dai-Ichi Life Insurance Company Ltd, 144A	7.250%	N/A (5)	A–	3,778,125
5,500	Great West Life & Annuity Capital I, 144A	6.625%	11/15/34	A–	6,119,355
3,800	Great West Life & Annuity Insurance Capital LP II, 144A	7.153%	5/16/46	A–	3,876,000
6,700	Liberty Mutual Group, 144A	7.000%	3/15/37	Baa3	6,867,500
7,060	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	8,366,100
2,500	Lincoln National Corporation	6.050%	4/20/67	BBB	2,250,000
6,300	MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	7,875,000
600	MetLife Capital Trust X, 144A	9.250%	4/08/38	BBB	839,880
1,000	MetLife Inc.	10.750%	8/01/39	BBB	1,583,000
12,650	National Financial Services Inc.	6.750%	5/15/37	Baa2	13,269,850
4,100	Nippon Life Insurance Company, 144A	5.100%	10/16/44	A–	4,270,150
2,225	Oil Insurance Limited, 144A	3.263%	N/A (5)	Baa1	1,913,500
19,100	Prudential Financial Inc.	5.625%	6/15/43	BBB+	19,836,305
1,125	Prudential Financial Inc.	5.875%	9/15/42	BBB+	1,189,688
7,100	Prudential PLC, Reg S	6.500%	N/A (5)	A–	7,211,825
15,075	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	16,620,188
10,000	Sompo Japan Insurance, 144A	5.325%	3/28/73	A–	10,600,000
2,500	Sumitomo Life Insurance Company, 144A	6.500%	9/20/73	A3	2,809,375
4,000	Swiss Re Capital I, 144A	6.854%	N/A (5)	A	4,104,000
2,800	Swiss Re Capital I, Reg S	6.854%	N/A (5)	A	2,872,800
9,200	XLIT Limited	3.687%	N/A (5)	BBB–	7,759,625
6,970	ZFS Finance USA Trust V, 144A	6.500%	5/09/37	A	7,161,675
	Total Insurance				176,639,239

	Machinery – 0.3%

1,500	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	1,606,875

	Multi-Utilities – 0.7%

2,300	Dominion Resources Inc.	7.500%	6/30/66	BBB	2,073,450
2,000	Dominion Resources Inc.	2.583%	9/30/66	BBB	1,796,762
	Total Multi-Utilities				3,870,212

	Real Estate Investment Trust – 0.2%

950	Sovereign Capital Trusts	7.908%	6/13/36	Ba1	982,320

	Road & Rail – 2.1%

10,900	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	12,317,000

	Thrifts & Mortgage Finance – 0.3%

2,000	Caisse Nationale Des Caisses d’Epargne et de Prevoyance, Reg S	6.750%	N/A (5)	BBB–	2,017,000

	U.S. Agency – 0.7%

3,400	Farm Credit Bank of Texas, 144A	10.000%	N/A (5)	Baa1	4,250,000

	Wireless Telecommunication Services – 3.2%

15,250	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB–	18,876,641
	Total $1,000 Par (or similar) Institutional Preferred (cost $434,315,200)				471,448,398

24	Nuveen Investments

Shares	Description (1), (7)			Value

	INVESTMENT COMPANIES - 1.1% (0.8% of Total Investments)

252,950	Blackrock Credit Allocation Income Trust IV			$3,146,698
198,566	John Hancock Preferred Income Fund III			3,387,536
	Total Investment Companies (cost $9,446,348)			6,534,234
	Total Long-Term Investments (cost $767,166,610)			815,768,458

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.4% (1.7% of Total Investments)

	REPURCHASE AGREEMENTS – 2.4% (1.7% of Total Investments)

$13,998	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/15, repurchase price $13,998,041, collateralized by $13,645,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $14,280,857	0.000%	8/03/15	$13,998,041
	Total Short-Term Investments (cost $13,998,041)			13,998,041
	Total Investments (cost $781,164,651) – 140.6%			829,766,499
	Borrowings – (39.8)% (8), (9)			(235,000,000)
	Other Assets Less Liabilities – (0.8)% (10)			(4,642,903)
	Net Assets Applicable to Common Shares – 100%			$590,123,596

Investments in Derivatives as of July 31, 2015

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$67,587,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	12/01/15	12/01/20	$(734,960)
JPMorgan	67,587,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	12/01/15	12/01/22	(1,000,530)
	$135,174,000							$(1,735,490)

Nuveen Investments	25

JTP	Nuveen Quality Preferred Income Fund
	Portfolio of Investments (continued)	July 31, 2015

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Investment, or a portion of investment, is out on loan as described in the Notes to Financial Statements, Note 8 – Borrowings Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $3,679,580.

(7)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(8)	Borrowings as a percentage of Total Investments is 28.3%.

(9)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings. As of the end of the reporting period, investments with a value of $479,463,499 have been pledged as collateral for borrowings.

(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

USD-LIBOR- ICE	United States Dollar – London Inter-Bank Offered Rate Intercontinental Exchange

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

26	Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2
Portfolio of Investments	July 31, 2015

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 138.3% (99.0% of Total Investments)

	CONVERTIBLE PREFERRED SECURITIES – 0.4% (0.3% of Total Investments)

	Banks – 0.4%

4,300	Wells Fargo & Company	7.500%	BBB	$5,126,073
	Total Convertible Preferred Securities (cost $5,004,125)			5,126,073

Shares	Description (1)	Coupon	Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 47.4% (33.9% of Total Investments)

	Banks – 13.1%

60,500	AgriBank FCB, (4)	6.875%	BBB+	$6,352,500
23,180	Bank of America Corporation	6.500%	BB+	599,898
141,489	Barclays Bank PLC	8.125%	BB+	3,715,501
269,835	Citigroup Capital XIII	7.875%	BBB–	6,872,697
411,100	Citigroup Inc.	6.875%	BB+	11,272,362
1,200	Citigroup Inc.	5.800%	BB+	29,976
117,000	City National Corporation	5.500%	Baa2	2,873,520
50,000	Cobank Agricultural Credit Bank, (4)	6.200%	BBB+	5,043,750
60,000	Fifth Third Bancorp.	6.625%	Baa3	1,684,200
105,202	First Niagara Finance Group	8.625%	BB–	2,866,755
324,100	General Electric Capital Corporation	4.875%	AA+	8,177,043
90,393	General Electric Capital Corporation	4.875%	AA+	2,276,096
140,372	General Electric Capital Corporation	4.700%	AA+	3,516,319
417,415	HSBC Holdings PLC	8.000%	Baa1	10,869,487
102,700	HSBC Holdings PLC	6.200%	Baa1	2,615,769
40,100	HSBC USA Inc.	6.500%	BBB+	1,024,956
768,094	ING Groep N.V.	7.200%	Baa3	19,932,039
728,846	ING Groep N.V.	7.050%	Baa3	18,862,534
12,636	JPMorgan Chase & Company	6.300%	BBB–	323,608
80,000	JPMorgan Chase & Company	6.100%	BBB–	1,986,400
82,300	JPMorgan Chase & Company	5.500%	BBB–	1,991,660
1,214,400	PNC Financial Services	6.125%	Baa2	33,456,720
100,990	Royal Bank of Scotland Group PLC	6.750%	BB–	2,552,017
170,000	Wells Fargo & Company	5.850%	BBB	4,377,500
	Total Banks			153,273,307

	Capital Markets – 5.0%

60,000	Affiliated Managers Group Inc.	6.375%	BBB+	1,583,400
130,000	Charles Schwab Corporation, (WI/DD)	6.000%	BBB	3,268,200
1,284,535	Deutsche Bank Capital Funding Trust II	6.550%	BBB–	34,451,229
47,579	Deutsche Bank Contingent Capital Trust III	7.600%	BBB–	1,315,559
333,629	Goldman Sachs Group, Inc.	5.500%	Ba1	8,287,344
30,796	Morgan Stanley Capital Trust III	6.250%	Baa3	790,533
2,800	Morgan Stanley Capital Trust V	5.750%	Baa3	70,504
1,800	Morgan Stanley Capital Trust VIII	6.450%	Baa3	45,990
790	Morgan Stanley	7.125%	Ba1	22,104
146,300	State Street Corporation	6.000%	Baa1	3,736,502
37,600	State Street Corporation	5.900%	Baa1	976,472
180,922	State Street Corporation	5.250%	Baa1	4,503,149
	Total Capital Markets			59,050,986

	Diversified Telecommunication Services – 3.2%

184,004	Qwest Corporation	7.500%	BBB–	4,868,746
96,790	Qwest Corporation	7.375%	BBB–	2,520,412
383,205	Qwest Corporation	7.000%	BBB–	10,001,651
26,600	Qwest Corporation	7.000%	BBB–	701,442

Nuveen Investments	27

JPS	Nuveen Quality Preferred Income Fund 2
	Portfolio of Investments (continued)	July 31, 2015

Shares	Description (1)	Coupon	Ratings (2)	Value

	Diversified Telecommunication Services (continued)

216,000	Qwest Corporation	6.875%	BBB–	$5,639,760
296,095	Qwest Corporation	6.125%	BBB–	7,446,789
234,900	Verizon Communications Inc.	5.900%	A–	6,121,494
	Total Diversified Telecommunication Services			37,300,294

	Electric Utilities – 3.1%

360,400	Alabama Power Company, (4)	6.450%	A3	9,528,075
72,419	Duke Energy Capital Trust II	5.125%	Baa1	1,813,372
12,952	Entergy Arkansas Inc.	5.750%	A–	324,448
194,200	Entergy Arkansas Inc., (3)	4.750%	A–	4,598,656
60,296	Entergy Louisiana LLC	5.875%	A2	1,518,856
25,000	Entergy Louisiana LLC	5.250%	A2	628,000
56,142	Entergy Louisiana LLC	4.700%	A2	1,330,004
25,406	Entergy Mississippi Inc.	6.000%	A–	644,042
10,000	Gulf Power Company, (4)	5.600%	BBB+	1,010,068
152,000	Integrys Energy Group Inc.	6.000%	Baa1	4,199,760
145,100	Interstate Power and Light Company	5.100%	BBB	3,644,912
80,146	NextEra Energy Inc.	5.700%	BBB	2,026,892
152,000	NextEra Energy Inc.	5.625%	BBB	3,818,240
51,349	NextEra Energy Inc.	5.125%	BBB	1,239,051
28,540	NextEra Energy Inc.	5.000%	BBB	673,829
	Total Electric Utilities			36,998,205

	Food Products – 0.5%

53,400	Dairy Farmers of America Inc., 144A, (4)	7.875%	Baa3	5,697,113

	Insurance – 12.2%

1,717,889	Aegon N.V.	6.375%	Baa1	43,514,128
490,320	Aflac Inc.	5.500%	BBB+	12,258,000
175,500	Allstate Corporation, (3)	6.625%	BBB–	4,661,280
393,000	Allstate Corporation	5.100%	Baa1	10,218,000
147,456	American Financial Group	6.250%	Baa2	3,792,568
301,725	Arch Capital Group Limited	6.750%	BBB	8,001,747
74,981	Aspen Insurance Holdings Limited	7.250%	BBB–	1,957,004
210,600	Aspen Insurance Holdings Limited	5.950%	BBB–	5,391,360
496,950	Axis Capital Holdings Limited	6.875%	BBB	13,243,718
235,870	Axis Capital Holdings Limited	5.500%	BBB	5,795,326
409,482	Delphi Financial Group, Inc., (4)	7.376%	BBB–	10,121,903
11,249	PartnerRe Limited	7.250%	BBB+	310,586
26,900	PartnerRe Limited	5.875%	BBB+	698,862
4,000	Protective Life Corporation	6.250%	BBB	103,760
317,875	Prudential PLC	6.750%	A–	8,261,571
280,000	Reinsurance Group of America Inc.	6.200%	BBB	7,924,000
74,028	RenaissanceRe Holdings Limited	5.375%	BBB+	1,813,686
125,600	Torchmark Corporation	5.875%	BBB+	3,205,312
79,181	W.R. Berkley Corporation	5.625%	BBB–	1,939,143
	Total Insurance			143,211,954

	Machinery – 1.1%

520,581	Stanley Black and Decker Inc.	5.750%	BBB+	13,394,549

	Media – 0.2%

75,680	Comcast Corporation	5.000%	A–	1,954,058

	Multi-Utilities – 0.2%

109,804	DTE Energy Company	5.250%	Baa1	2,651,767

	Real Estate Investment Trust – 7.3%

5,000	Alexandria Real Estate Equities Inc., Series B	6.450%	Baa3	129,900
100,000	DDR Corporation	6.250%	Baa3	2,540,000

28	Nuveen Investments

Shares	Description (1)	Coupon		Ratings (2)	Value

	Real Estate Investment Trust (continued)

98,467	Digital Realty Trust Inc.	7.375%		Baa3	$2,671,410
15,675	Digital Realty Trust Inc., (3)	7.000%		Baa3	405,983
69,868	Digital Realty Trust Inc.	5.875%		Baa3	1,694,299
3,203	Health Care REIT, Inc.	6.500%		Baa3	82,381
321,594	Hospitality Properties Trust	7.125%		Baa3	8,425,763
58,372	Kimco Realty Corporation	6.900%		Baa2	1,472,142
7,961	Kimco Realty Corporation	6.000%		Baa2	202,926
253,032	Kimco Realty Corporation	5.625%		Baa2	6,199,284
133,372	National Retail Properties Inc.	6.625%		Baa2	3,490,345
82,301	Prologis Inc., (4)	8.540%		BBB–	5,058,944
152,633	PS Business Parks, Inc.	6.450%		Baa2	3,995,932
494,061	PS Business Parks, Inc.	6.000%		Baa2	12,598,556
8,418	PS Business Parks, Inc.	5.750%		Baa2	202,369
15,300	PS Business Parks, Inc.	5.700%		Baa2	364,140
196,229	Public Storage, Inc., (5)	5.900%		A	4,958,707
3,400	Public Storage, Inc.	6.500%		A	87,924
220,000	Public Storage, Inc., (5)	6.375%		A	5,803,600
2,000	Public Storage, Inc.	6.000%		A	50,940
105,000	Public Storage, Inc.	5.875%		A	2,639,700
203,125	Public Storage, Inc.	5.750%		A	5,011,094
20,000	Public Storage, Inc.	5.625%		A	499,400
139,683	Public Storage, Inc.	5.200%		A3	3,376,138
95,600	Public Storage, Inc.	5.200%		A	2,296,312
183,646	Realty Income Corporation	6.625%		Baa2	4,868,455
146,600	Regency Centers Corporation	6.625%		Baa2	3,804,270
3,948	Senior Housing Properties Trust	5.625%		BBB–	93,568
117,720	Ventas Realty LP	5.450%		BBB+	2,979,493
	Total Real Estate Investment Trust				86,003,975

	U.S. Agency – 1.3%

144,000	Farm Credit Bank of Texas, 144A, (4)	6.750%		Baa1	15,007,507

	Wireless Telecommunication Services – 0.2%

2,150	Telephone and Data Systems Inc.	7.000%		BB+	55,362
81,428	Telephone and Data Systems Inc.	6.875%		BB+	2,073,156
5,000	Telephone and Data Systems Inc.	6.625%		BB+	126,749
	Total Wireless Telecommunication Services				2,255,267
	Total $25 Par (or similar) Retail Preferred (cost $530,977,877)				556,798,982

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 7.0% (5.0% of Total Investments)

	Banks – 2.7%

$1,000	Den Norske Bank	0.563%	2/18/35	Baa2	$666,124
1,000	Den Norske Bank	0.482%	2/24/37	Baa2	633,000
19,000	JPMorgan Chase & Company	6.750%	12/31/49	BBB–	20,128,125
7,600	Nordea Bank AB, 144A	5.500%	9/23/49	BBB	7,628,500
2,000	Societe Generale, Reg S	8.250%	12/31/49	BB+	2,140,000
30,600	Total Banks				31,195,749

	Capital Markets – 1.0%

8,500	Credit Suisse Group AG, 144A	6.500%	8/08/23	BBB+	9,392,500
1,700	Macquarie Bank Limited, Reg S	10.250%	6/20/57	BB+	1,864,152
10,200	Total Capital Markets				11,256,652

	Construction & Engineering – 0.7%

7,500	Hutchison Whampoa International 12 Limited, 144A, (3)	6.000%	11/07/62	BBB	7,930,425

Nuveen Investments	29

JPS	Nuveen Quality Preferred Income Fund 2
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electric Utilities – 0.2%

$2,900	WPS Resource Corporation	6.110%	12/01/16	Baa1	$2,552,000

	Insurance – 1.2%

2,800	AIG Life Holdings Inc., 144A	7.570%	12/01/45	BBB	3,654,000
2,300	Liberty Mutual Group Inc., 144A	7.697%	10/15/97	BBB+	2,888,244
6,300	Mitsui Sumitomo Insurance Company Limited, 144A	7.000%	3/15/72	A–	7,308,000
11,400	Total Insurance				13,850,244

	Multi-Utilities – 1.1%

11,100	RWE AG, Reg S	7.000%	10/12/72	BBB–	11,710,500
2,000	WEC Energy Group, Inc.	6.250%	5/15/67	Baa1	1,780,000
13,100	Total Multi-Utilities				13,490,500

	Wireless Telecommunication Services – 0.1%

1,600	Koninklijke KPN NV, 144A	7.000%	3/28/73	BB	1,684,000
$77,300	Total Corporate Bonds (cost $79,277,708)				81,959,570

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 82.3% (58.9 of Total Investments)

	Banks – 30.2%

10,980	Bank of America Corporation	8.125%	N/A (6)	BB+	$11,734,875
2,394	Bank of America Corporation	8.000%	N/A (6)	BB+	2,532,852
9,500	Bank of America Corporation, (3)	6.500%	N/A (6)	BB+	9,808,750
3,400	Bank One Capital III	8.750%	9/01/30	Baa2	4,864,961
1,600	Barclays Bank PLC, 144A	6.860%	N/A (6)	BBB–	1,812,000
17,575	Barclays PLC	7.434%	N/A (6)	BB+	17,410,709
10,500	Barclays PLC	8.250%	N/A (6)	BB+	11,239,904
1,200	Chase Capital Trust II, Series B	0.725%	2/01/27	Baa2	1,050,000
20,000	Chase Capital Trust III, Series C	0.777%	3/01/27	Baa2	17,475,000
5,400	Citigroup Capital III	7.625%	12/01/36	BBB–	6,719,463
5,500	Citigroup Inc.	5.950%	N/A (6)	BB+	5,451,875
6,000	Citigroup Inc.	8.400%	N/A (6)	BB+	6,817,500
5,500	Citizens Financial Group Inc., 144A	5.500%	N/A (6)	BB+	5,397,425
3,000	Credit Agricole SA, 144A	7.875%	N/A (6)	BB+	3,112,563
17,095	First Union Capital Trust II, Series A	7.950%	11/15/29	Baa1	22,777,566
3,200	General Electric Capital Corporation	6.250%	N/A (6)	A+	3,474,560
35,500	General Electric Capital Corporation	7.125%	N/A (6)	A+	41,046,875
2,800	General Electric Capital Corporation	6.375%	11/15/67	A+	2,999,500
10,000	Groupe BPCE	3.300%	N/A (6)	BBB–	8,600,000
10,500	HSBC Bank PLC	0.688%	N/A (6)	A3	6,588,750
5,500	HSBC Bank PLC	0.600%	N/A (6)	A3	3,476,000
13,850	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (6)	Baa1	20,809,625
6,852	HSBC Financial Capital Trust IX	5.911%	11/30/35	BBB	6,862,278
7,800	JPMorgan Chase & Company	6.000%	N/A (6)	BBB–	7,722,000
1,400	JPMorgan Chase & Company	5.150%	N/A (6)	BBB–	1,326,220
2,800	JPMorgan Chase Capital XXIII	1.277%	5/15/47	Baa2	2,210,600
6,000	KeyCorp Capital III	7.750%	7/15/29	Baa2	7,169,898
1,802	Lloyd’s Banking Group PLC	7.500%	N/A (6)	BB+	1,878,585
6,350	Lloyd’s Banking Group PLC, 144A	6.657%	N/A (6)	Ba1	7,143,750
2,750	Lloyd’s Banking Group PLC, 144A	5.920%	N/A (6)	Ba1	2,750,000
6,200	M&T Bank Corporation	6.375%	N/A (6)	Baa1	6,339,500
26,000	M&T Bank Corporation	6.875%	N/A (6)	Baa2	26,390,000
6,000	National Australia Bank, Reg S	8.000%	N/A (6)	Baa1	6,355,500
3,700	Nordea Bank AB, 144A	6.125%	N/A (6)	BBB	3,681,500
20,000	PNC Financial Services Inc.	6.750%	N/A (6)	Baa2	22,200,000
3,400	Royal Bank of Scotland Group PLC	7.648%	N/A (6)	BB	4,284,000

30	Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

2,000	Societe Generale, 144A	7.875%	N/A (6)	BB+	$2,031,000
800	Societe Generale, 144A	1.033%	N/A (6)	BB+	724,000
2,000	Societe Generale, Reg S	7.875%	N/A (6)	BB+	2,031,000
6,450	Standard Chartered PLC, 144A	7.014%	N/A (6)	Baa2	7,161,745
20,000	Wells Fargo & Company	7.980%	N/A (6)	BBB	21,675,000
	Total Banks				355,137,329

	Capital Markets – 5.3%

9,000	Bank of New York Mellon Corporation	4.950%	N/A (6)	Baa1	8,955,000
11,000	Charles Schwab Corporation	7.000%	N/A (6)	BBB	12,748,010
14,600	Credit Suisse Group AG, 144A	7.500%	N/A (6)	BB+	15,549,000
6,300	Credit Suisse Guernsey, Reg S	7.875%	2/24/41	BBB–	6,599,250
750	Goldman Sachs Group Inc.	5.700%	N/A (6)	Ba1	757,260
1,200	Macquarie PMI LLC, Reg S	8.375%	N/A (6)	Ba1	1,217,404
4,000	Morgan Stanley	5.550%	N/A (6)	Ba1	3,980,000
14,686	State Street Capital Trust IV	1.283%	6/15/37	A3	12,795,178
	Total Capital Markets				62,601,102

	Diversified Financial Services – 3.0%

2,861	Countrywide Capital Trust III, Series B	8.050%	6/15/27	BBB–	3,562,002
23,730	Rabobank Nederland, 144A	11.000%	N/A (6)	Baa2	29,788,269
2,300	Voya Financial Inc.	5.650%	5/15/53	Baa3	2,349,680
	Total Diversified Financial Services				35,699,951

	Electric Utilities – 2.3%

15,900	Electricite de France, 144A	5.250%	N/A (6)	A–	16,297,500
5,000	FPL Group Capital Inc.	6.650%	6/15/67	BBB	4,327,450
7,700	PPL Capital Funding Inc.	6.700%	3/30/67	BBB	6,741,350
	Total Electric Utilities				27,366,300

	Industrial Conglomerates – 0.2%

1,600	General Electric Capital Trust I	6.375%	11/15/67	A+	1,714,416

	Insurance – 35.1%

800	Ace Capital Trust II	9.700%	4/1/2030	A–	1,172,400
6,200	AG Insurance SA/NV, Reg S	6.750%	N/A (6)	BBB+	6,654,150
6,400	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	8,902,470
1,200	Allstate Corporation	6.500%	5/15/57	Baa1	1,347,000
2,000	Allstate Corporation	5.750%	8/15/53	Baa1	2,090,000
6,805	American International Group, Inc.	8.175%	5/15/58	BBB	9,118,700
11,350	AXA SA	8.600%	12/15/30	A3	15,237,375
9,450	AXA SA, 144A	6.380%	N/A (6)	Baa1	10,040,625
17,159	Catlin Insurance Company Limited, 144A	7.249%	N/A (6)	BBB+	15,957,870
6,500	Dai-Ichi Life Insurance Company Ltd, 144A	7.250%	N/A (6)	A–	7,556,250
2,500	Dai-Ichi Life Insurance Company Ltd, 144A	5.100%	N/A (6)	A–	2,606,250
1,200	Everest Reinsurance Holdings, Inc.	6.600%	5/15/37	BBB	1,174,500
16,150	Glen Meadows Pass Through Trust, 144A	6.505%	2/12/67	BBB–	14,979,125
2,600	Great West Life & Annuity Capital I, 144A	6.625%	11/15/34	A–	2,892,786
6,600	Great West Life & Annuity Insurance Capital LP II, 144A	7.153%	5/16/46	A–	6,732,000
2,488	Hartford Financial Services Group Inc.	8.125%	6/15/38	BBB–	2,805,220
13,669	Liberty Mutual Group, 144A, (3)	7.000%	3/15/37	Baa3	14,010,725
10,481	Liberty Mutual Group, 144A, (3)	7.800%	3/15/37	Baa3	12,419,985
2,500	Lincoln National Corporation	6.050%	4/20/67	BBB	2,250,000
16,600	MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	20,750,000
31,100	MetLife Capital Trust X, 144A, (3)	9.250%	4/08/38	BBB	43,533,780
2,000	MetLife Inc.	10.750%	8/1/2039	BBB	3,166,000
23,754	National Financial Services Inc.	6.750%	5/15/37	Baa2	24,917,946
8,200	Nippon Life Insurance Company, 144A	5.100%	10/16/44	A–	8,540,300

Nuveen Investments	31

JPS	Nuveen Quality Preferred Income Fund 2
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

4,200	Oil Insurance Limited, 144A	3.263%	N/A (6)	Baa1	$3,612,000
3,750	Provident Financing Trust I	7.405%	3/15/38	Baa3	4,350,000
30,400	Prudential Financial Inc.	5.625%	6/15/43	BBB+	31,571,920
6,400	Prudential Financial Inc.	5.875%	9/15/42	BBB+	6,768,000
1,135	Prudential Financial Inc.	8.875%	6/15/38	BBB+	1,326,531
14,250	Prudential PLC, Reg S	6.500%	N/A (6)	A–	14,474,438
29,870	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	32,931,675
20,500	Sompo Japan Insurance, 144A	5.325%	3/28/73	A–	21,730,000
5,000	Sumitomo Life Insurance Company, 144A	6.500%	9/20/73	A3	5,618,750
13,400	Swiss Re Capital I, 144A	6.854%	N/A (6)	A	13,748,400
1,400	Swiss Re Capital I, Reg S	6.854%	N/A (6)	A	1,436,400
8,080	White Mountains Insurance Group, 144A	7.506%	N/A (6)	BB+	8,261,800
6,000	XLIT Limited	3.687%	N/A (6)	BBB–	5,060,624
21,257	ZFS Finance USA Trust V, 144A	6.500%	5/09/37	A	21,841,567
	Total Insurance				411,587,562

	Machinery – 0.3%

3,450	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	3,695,813

	Multi-Utilities – 0.5%

6,400	Dominion Resources Inc.	7.500%	6/30/66	BBB	5,769,600

	Real Estate Investment Trust – 0.3%

2,772	Sovereign Capital Trusts	7.908%	6/13/36	Ba1	2,866,306

	Road & Rail – 1.1%

11,400	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	12,882,000

	U.S. Agency – 0.2%

1,700	Farm Credit Bank of Texas, 144A	10.000%	N/A (6)	Baa1	2,125,000

	Wireless Telecommunication Services – 3.8%

36,228	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB–	44,843,471
	Total $1,000 Par (or similar) Institutional Preferred (cost $887,980,293)				966,288,850

Shares	Description (1), (7)				Value

	INVESTMENT COMPANIES – 1.2% (0.9% of Total Investments)

599,835	Blackrock Credit Allocation Income Trust IV				$7,461,947
395,914	John Hancock Preferred Income Fund III				6,754,293
	Total Investment Companies (cost $21,285,098)				14,216,240
	Total Long-Term Investments (cost $1,524,525,101)				1,624,389,715

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.4% (1.0% of Total Investments)

	REPURCHASE AGREEMENTS – 1.4% (1.0% of Total Investments)

$16,042	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/15, repurchase price $16,042,377, collateralized by $14,155,000 U.S. Treasury Bonds, 3.625%, due 8/15/43, value $16,366,719	0.000%	8/03/15		$16,042,377
	Total Short-Term Investments (cost $16,042,377)				16,042,377
	Total Investments (cost $1,540,567,478) – 139.7%				1,640,432,092
	Borrowings – (39.7)% (8), (9)				(465,800,000)
	Other Assets Less Liabilities – 0.0% (10)				(373,296)
	Net Assets Applicable to Common Shares – 100%				$1,174,258,796

32	Nuveen Investments

Investments in Derivatives as of July 31, 2015

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$134,344,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	12/01/15	12/01/20	$(1,460,894)
JPMorgan	134,344,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	12/01/15	12/01/22	(1,988,774)
	$268,688,000							$(3,449,668)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan as described in the Notes to Financial Statements, Note 8 – Borrowings Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $113,580,066.

(4)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(6)	Perpetual security. Maturity date is not applicable.

(7)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(8)	Borrowings as a percentage of Total Investments is 28.4%.

(9)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings. As of the end of the reporting period, investments with a value of $943,101,946 have been pledged as collateral for borrowings.

(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

USD-LIBOR- ICE	United States Dollar – London Inter-Bank Offered Rate Intercontinental Exchange

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	33

JHP

Nuveen Quality Preferred Income Fund 3
Portfolio of Investments	July 31, 2015

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 138.1% (98.8% of Total Investments)

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 48.0% (34.3% of Total Investments)

	Banks – 11.8%

12,300	AgriBank FCB, (3)	6.875%	BBB+	$1,291,500
54,185	Citigroup Capital XIII	7.875%	BBB–	1,380,092
20,000	Citigroup Inc.	7.125%	BB+	559,000
68,453	Citigroup Inc.	6.875%	BB+	1,876,981
35,000	Citigroup Inc.	5.800%	BB+	874,300
19,300	City National Corporation	5.500%	Baa2	474,008
59,100	Countrywide Capital Trust IV	6.750%	BBB–	1,510,596
12,000	FirstMerit Corporation	5.875%	Baa2	303,120
59,300	General Electric Capital Corporation	4.875%	AA+	1,496,139
10,565	General Electric Capital Corporation	4.700%	AA+	264,653
25,000	HSBC Holdings PLC	8.000%	Baa1	651,000
20,000	HSBC USA Inc.	6.500%	BBB+	511,200
239,500	ING Groep N.V.	7.050%	Baa3	6,198,260
10,000	ING Groep N.V.	6.125%	Baa3	254,500
48,500	JPMorgan Chase & Company	6.700%	BBB–	1,282,825
4,133	Merrill Lynch Capital Trust I	6.450%	BBB–	105,805
3,300	Merrill Lynch Capital Trust II	6.450%	BBB–	84,018
13,420	Merrill Lynch Capital Trust III	7.375%	BBB–	348,786
211,700	PNC Financial Services	6.125%	Baa2	5,832,335
52,500	Royal Bank of Scotland Group PLC	5.750%	B+	1,286,250
	Total Banks			26,585,368

	Capital Markets – 4.8%

35,900	Affiliated Managers Group Inc.	5.250%	BBB+	908,270
40,000	Charles Schwab Corporation, (WI/DD)	6.000%	BBB	1,005,600
265,363	Deutsche Bank Capital Funding Trust II	6.550%	BBB–	7,117,036
42,000	Goldman Sachs Group, Inc.	5.500%	Ba1	1,043,280
9,600	State Street Corporation	5.900%	Baa1	249,312
22,100	State Street Corporation	5.250%	Baa1	550,069
	Total Capital Markets			10,873,567

	Consumer Finance – 0.0%

1,100	Capital One Financial Corporation	6.000%	Baa3	27,786

	Diversified Telecommunication Services – 2.9%

26,409	Qwest Corporation	7.500%	BBB–	698,782
26,699	Qwest Corporation	7.375%	BBB–	695,242
72,881	Qwest Corporation	7.000%	BBB–	1,902,194
19,554	Qwest Corporation	7.000%	BBB–	515,639
24,600	Qwest Corporation	6.875%	BBB–	642,306
30,900	Qwest Corporation	6.125%	BBB–	777,135
54,100	Verizon Communications Inc.	5.900%	A–	1,409,846
	Total Diversified Telecommunication Services			6,641,144

	Electric Utilities – 2.9%

40,000	Alabama Power Company, (3)	6.450%	A3	1,057,500
4,110	Duke Energy Capital Trust II	5.125%	Baa1	102,914
10,000	Entergy Arkansas Inc.	5.750%	A–	250,500
10,000	Entergy Louisiana LLC	5.250%	A2	251,200
17,600	Entergy Louisiana LLC	4.700%	A2	416,944
5,000	Entergy Mississippi Inc.	6.000%	A–	126,750
27,800	Interstate Power and Light Company	5.100%	BBB	698,336
25,000	NextEra Energy Inc.	5.700%	BBB	632,250
106,671	NextEra Energy Inc.	5.625%	BBB	2,679,576
12,000	NextEra Energy Inc.	5.125%	BBB	289,560

34	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (2)	Value

	Electric Utilities (continued)

1,227	PPL Capital Funding, Inc.	5.900%	BBB	$31,522
	Total Electric Utilities			6,537,052

	Food Products – 0.5%

10,400	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	1,109,550

	Insurance – 14.3%

319,390	Aegon N.V.	6.375%	Baa1	8,090,148
94,822	Aflac Inc.	5.500%	BBB+	2,370,550
31,300	Allstate Corporation, (6)	6.625%	BBB–	831,328
71,000	Allstate Corporation	5.100%	Baa1	1,846,000
43,900	American Financial Group	6.250%	Baa2	1,129,108
36,700	Arch Capital Group Limited	6.750%	BBB	973,284
11,500	Aspen Insurance Holdings Limited	7.250%	BBB–	300,150
51,683	Aspen Insurance Holdings Limited	5.950%	BBB–	1,323,085
47,000	Axis Capital Holdings Limited	6.875%	BBB	1,252,550
94,156	Axis Capital Holdings Limited	5.500%	BBB	2,313,413
90,100	Delphi Financial Group, Inc., (3)	7.376%	BBB–	2,227,164
84,800	Hartford Financial Services Group Inc.	7.875%	BBB–	2,644,912
36,506	PartnerRe Limited	5.875%	BBB+	948,426
5,000	Protective Life Corporation	6.000%	BBB	128,850
63,344	Prudential PLC	6.750%	A–	1,646,311
32,000	Reinsurance Group of America Inc.	6.200%	BBB	905,600
77,739	RenaissanceRe Holdings Limited	5.375%	BBB+	1,904,606
26,026	Torchmark Corporation	5.875%	BBB+	664,184
34,592	W.R. Berkley Corporation	5.625%	BBB–	847,158
	Total Insurance			32,346,827

	Machinery – 1.0%

83,100	Stanley Black and Decker Inc.	5.750%	BBB+	2,138,163

	Media – 0.2%

13,900	Comcast Corporation	5.000%	A–	358,898

	Multi-Utilities – 0.2%

21,400	DTE Energy Company	5.250%	Baa1	516,810

	Real Estate Investment Trust – 7.2%

50,000	DDR Corporation	6.250%	Baa3	1,270,000
26,000	Digital Realty Trust Inc.	7.375%	Baa3	705,380
11,019	Digital Realty Trust Inc.	5.875%	Baa3	267,211
54,287	Hospitality Properties Trust	7.125%	Baa3	1,422,319
31,800	Kimco Realty Corporation,	5.625%	Baa2	779,100
10,000	PS Business Parks, Inc.	6.875%	Baa2	253,600
109,199	PS Business Parks, Inc., (6)	6.000%	Baa2	2,784,575
30,000	Public Storage, Inc., (4)	6.000%	A	764,100
12,000	Public Storage, Inc.	5.750%	A	296,040
99,300	Public Storage, Inc., (4)	5.200%	A3	2,400,081
18,600	Public Storage, Inc.	5.200%	A	446,772
117,100	Realty Income Corporation	6.625%	Baa2	3,104,321
8,422	Ventas Realty LP	5.450%	BBB+	213,161
57,400	Vornado Realty Trust	5.700%	BBB–	1,421,798
	Total Real Estate Investment Trust			16,128,458

	U.S. Agency – 0.9%

20,000	Farm Credit Bank of Texas, 144A, (3)	6.750%	Baa1	2,084,376

	Wireless Telecommunication Services – 1.3%

70,400	Telephone and Data Systems Inc.	7.000%	BB+	1,812,800
31,000	Telephone and Data Systems Inc.	6.875%	BB+	789,260

Nuveen Investments	35

JHP	Nuveen Quality Preferred Income Fund 3
	Portfolio of Investments (continued)	July 31, 2015

Shares	Description (1)	Coupon		Ratings (2)	Value

	Wireless Telecommunication Services (continued)

765	United States Cellular Corporation	7.250%		Ba1	$19,782
10,591	United States Cellular Corporation	6.950%		Ba1	267,739
	Total Wireless Telecommunication Services				2,889,581
	Total $25 Par (or similar) Retail Preferred (cost $102,005,771)				108,237,580

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 8.0% (5.7% of Total Investments)

	Banks – 4.3%

$1,400	Barclays Bank PLC	7.750%	4/10/23	BBB–	$1,535,100
250	Den Norske Bank	0.563%	2/18/35	Baa2	166,531
250	Den Norske Bank	0.482%	2/24/37	Baa2	158,250
5,000	JPMorgan Chase & Company	6.750%	12/31/49	BBB–	5,296,875
2,000	JPMorgan Chase & Company	5.300%	11/01/65	BBB–	1,992,800
600	Nordea Bank AB, 144A	5.500%	9/23/49	BBB	602,250
9,500	Total Banks				9,751,806

	Capital Markets – 1.3%

1,700	Credit Suisse Group AG, 144A	6.500%	8/08/23	BBB+	1,878,500
910	Macquarie Bank Limited, Reg S	10.250%	6/20/57	BB+	997,870
2,610	Total Capital Markets				2,876,370

	Construction & Engineering – 0.5%

1,000	Hutchison Whampoa International 12 Limited, 144A	6.000%	11/07/62	BBB	1,057,390

	Insurance – 1.9%

700	AIG Life Holdings Inc., 144A	7.570%	12/01/45	BBB	913,500
2,750	Liberty Mutual Group Inc., 144A	7.697%	10/15/97	BBB+	3,453,334
3,450	Total Insurance				4,366,834
$16,560	Total Corporate Bonds (cost $17,202,968)				18,052,400

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 80.9% (57.9% of Total Investments)

	Banks – 35.9%

8,150	Bank of America Corporation	8.000%	N/A (5)	BB+	$8,622,699
2,800	Barclays PLC	8.250%	N/A (5)	BB+	2,997,308
5,060	Barclays PLC	7.434%	N/A (5)	BB+	5,012,699
2,400	Chase Capital Trust II, Series B	0.725%	2/01/27	Baa2	2,100,000
500	Citigroup Capital III	7.625%	12/01/36	BBB–	622,173
1,000	Citigroup Inc.	5.950%	N/A (5)	BB+	991,250
1,000	Citizens Financial Group Inc., 144A	5.500%	N/A (5)	BB+	981,350
500	Credit Agricole SA, 144A	7.875%	N/A (5)	BB+	518,761
3,000	First Chicago NBD Institutional Capital I	0.790%	2/01/27	Baa2	2,625,000
8,485	First Union Capital Trust II, Series A	7.950%	11/15/29	Baa1	11,305,505
1,600	General Electric Capital Corporation	6.250%	N/A (5)	A+	1,737,280
6,500	General Electric Capital Corporation	7.125%	N/A (5)	A+	7,515,624
2,400	Groupe BPCE	3.300%	N/A (5)	BBB–	2,064,000
1,500	HSBC Bank PLC	0.688%	N/A (5)	A3	941,250
1,500	HSBC Bank PLC	0.600%	3/15/37	A3	948,000
2,800	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (5)	Baa1	4,207,000
1,500	HSBC Financial Capital Trust IX	5.911%	11/30/35	BBB	1,502,250
800	JPMorgan Chase & Company	5.150%	N/A (5)	BBB–	757,840
1,800	JPMorgan Chase Capital XXIII	1.277%	5/15/47	Baa2	1,421,100
1,100	Lloyd’s Banking Group PLC	7.500%	N/A (5)	BB+	1,146,750

36	Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

600	Lloyd’s Banking Group PLC, 144A	6.657%	N/A (5)	Ba1	$675,000
2,500	Lloyd’s Banking Group PLC, 144A	6.413%	N/A (5)	Ba1	2,793,750
1,100	M&T Bank Corporation	6.375%	N/A (5)	Baa1	1,124,750
4,500	M&T Bank Corporation	6.875%	N/A (5)	Baa2	4,567,500
2,700	National Australia Bank, Reg S	8.000%	N/A (5)	Baa1	2,859,975
2,000	PNC Financial Services Inc.	6.750%	N/A (5)	Baa2	2,220,000
500	Societe Generale, 144A	7.875%	N/A (5)	BB+	507,750
1,200	Societe Generale, 144A	1.033%	N/A (5)	BB+	1,086,000
300	Societe Generale, Reg S	7.875%	N/A (5)	BB+	304,650
4,800	Standard Chartered PLC, 144A	7.014%	N/A (5)	Baa2	5,329,670
1,500	Wells Fargo & Company	7.980%	N/A (5)	BBB	1,625,625
	Total Banks				81,112,509

	Capital Markets – 5.0%

2,100	Charles Schwab Corporation	7.000%	N/A (5)	BBB	2,433,711
2,200	Credit Suisse Group AG, 144A	7.500%	N/A (5)	BB+	2,343,000
1,700	Credit Suisse Guernsey, Reg S	7.875%	2/24/41	BBB–	1,780,750
250	Goldman Sachs Group Inc.	5.700%	N/A (5)	Ba1	252,420
800	Macquarie PMI LLC, Reg S	8.375%	N/A (5)	Ba1	811,602
2,000	Morgan Stanley	5.550%	N/A (5)	Ba1	1,990,000
1,795	State Street Capital Trust IV	1.283%	6/15/37	A3	1,563,894
	Total Capital Markets				11,175,377

	Diversified Financial Services – 1.4%

2,200	Rabobank Nederland, 144A	11.000%	N/A (5)	Baa2	2,761,660
500	Voya Financial Inc.	5.650%	5/15/53	Baa3	510,800
	Total Diversified Financial Services				3,272,460

	Electric Utilities – 1.5%

3,000	Electricite de France, 144A	5.250%	N/A (5)	A–	3,075,000
450	FPL Group Capital Inc.	6.650%	6/15/67	BBB	389,471
	Total Electric Utilities				3,464,471

	Industrial Conglomerates – 0.4%

900	General Electric Capital Trust I	6.375%	11/15/67	A+	964,359

	Insurance – 30.0%

2,100	Ace Capital Trust II	9.700%	4/01/30	A–	3,077,550
2,400	AG Insurance SA/NV, Reg S	6.750%	N/A (5)	BBB+	2,575,800
800	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	1,112,809
700	Allstate Corporation	5.750%	8/15/53	Baa1	731,500
3,200	American International Group, Inc.	8.175%	5/15/58	BBB	4,288,000
1,200	AXA SA	8.600%	12/15/30	A3	1,611,000
4,300	AXA SA, 144A	6.380%	N/A (5)	Baa1	4,568,750
3,200	Catlin Insurance Company Limited, 144A	7.249%	N/A (5)	BBB+	2,976,000
1,250	Dai-Ichi Life Insurance Company Ltd, 144A	7.250%	N/A (5)	A–	1,453,125
400	Dai-Ichi Life Insurance Company Ltd, 144A	5.100%	N/A (5)	A–	417,000
1,850	Great West Life & Annuity Insurance Capital LP II, 144A	7.153%	5/16/46	A–	1,887,000
800	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	948,000
3,200	MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	4,000,000
5,500	National Financial Services Inc.	6.750%	5/15/37	Baa2	5,769,500
300	Nippon Life Insurance Company, 144A	5.100%	10/16/44	A–	312,450
818	Oil Insurance Limited, 144A	3.263%	N/A (5)	Baa1	703,480
4,100	Prudential Financial Inc.	5.625%	6/15/43	BBB+	4,258,055
1,200	Prudential Financial Inc.	5.875%	9/15/42	BBB+	1,269,000
305	Prudential Financial Inc.	8.875%	6/15/38	BBB+	356,469
2,300	Prudential PLC, Reg S	7.750%	N/A (5)	A–	2,397,750
3,800	Prudential PLC, Reg S	6.500%	N/A (5)	A–	3,859,850

Nuveen Investments	37

JHP	Nuveen Quality Preferred Income Fund 3
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

5,800	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	$6,394,500
4,000	Sompo Japan Insurance, 144A	5.325%	3/28/73	A–	4,240,000
1,000	Sumitomo Life Insurance Company, 144A	6.500%	9/20/73	A3	1,123,750
300	Swiss Re Capital I, Reg S	6.854%	N/A (5)	A	307,800
2,200	Swiss Re Capital I, 144A	6.854%	N/A (5)	A	2,257,200
900	White Mountains Insurance Group, 144A	7.506%	N/A (5)	BB+	920,250
2,000	XLIT Limited	3.687%	N/A (5)	BBB–	1,686,875
2,154	ZFS Finance USA Trust V, 144A	6.500%	5/09/37	A	2,213,236
	Total Insurance				67,716,699

	Machinery – 0.5%

1,050	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	1,124,813

	Multi-Utilities – 0.6%

500	Dominion Resources Inc.	7.500%	6/30/66	BBB	450,751
900	Dominion Resources Inc.	2.583%	9/30/66	BBB	808,544
	Total Multi-Utilities				1,259,295

	Road & Rail – 1.6%

3,185	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	3,599,050

	Wireless Telecommunication Services – 4.0%

7,260	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB–	8,986,518
	Total $1,000 Par (or similar) Institutional Preferred (cost $168,680,761)				182,675,551

Shares	Description (1), (7)				Value

	INVESTMENT COMPANIES – 1.2% (0.9% of Total Investments)

113,786	Blackrock Credit Allocation Income Trust IV				$1,415,498
75,864	John Hancock Preferred Income Fund III				1,294,240
	Total Investment Companies (cost $4,039,915)				2,709,738
	Total Long-Term Investments (cost $291,929,415)				311,675,269

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.7% (1.2% of Total Investments)

	REPURCHASE AGREEMENTS – 1.7% (1.2% of Total Investments)

$3,935	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/15, repurchase price $3,934,567, collateralized by $3,475,000 U.S. Treasury Bonds, 3.625%, due 8/15/43, value $4,017,969	0.000%	8/03/15		$3,934,567
	Total Short-Term Investments (cost $3,934,567)				3,934,567
	Total Investments (cost $295,863,982) – 139.8%				315,609,836
	Borrowings – (39.4)% (8), (9)				(89,000,000)
	Other Assets Less Liabilities – (0.4)% (10)				(922,219)
	Net Assets Applicable to Common Shares – 100%				$225,687,617

38	Nuveen Investments

Investments in Derivatives as of July 31, 2015

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$25,638,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	12/01/15	12/01/20	$(278,795)
JPMorgan	25,638,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	12/01/15	12/01/22	(379,534)
	$51,276,000							$(658,329)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Investment, or a portion of investment, is out on loan as described in the Notes to Financial Statements, Note 8 – Borrowings Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $2,098,360.

(7)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(8)	Borrowings as a percentage of Total Investments is 28.2%.

(9)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings. As of the end of the reporting period, investments with a value of $183,209,178 have been pledged as collateral for borrowings.

(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

USD-LIBOR- ICE	United States Dollar – London Inter-Bank Offered Rate Intercontinental Exchange

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	39

Statement of Assets and Liabilities	July 31, 2015

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Assets
Long-term investments, at value (cost $767,166,610, $1,524,525,101 and $291,929,415, respectively)	$815,768,458	$1,624,389,715	$311,675,269
Short-term investments, at value (cost approximates value)	13,998,041	16,042,377	3,934,567
Cash	3,928,125	—	—
Receivable for:
Dividends	706,345	1,180,129	227,477
Interest	5,644,427	13,316,676	2,118,961
Reclaims	—	115,065	—
Other assets	146,030	280,302	55,832
Total assets	840,191,426	1,655,324,264	318,012,106
Liabilities
Borrowings	235,000,000	465,800,000	89,000,000
Unrealized depreciation on interest rate swaps	1,735,490	3,449,668	658,329
Payable for:
Dividends	3,517,512	6,874,534	1,308,075
Investments purchased	8,927,145	3,249,632	999,804
Accrued expenses:
Interest on borrowings	13,533	26,825	5,125
Management fees	597,428	1,161,129	230,162
Trustees fees	135,581	261,389	51,699
Other	141,141	242,291	71,295
Total liabilities	250,067,830	481,065,468	92,324,489
Net assets applicable to common shares	$590,123,596	$1,174,258,796	$225,687,617
Common shares outstanding	64,658,447	120,393,013	23,670,657
Net asset value (“NAV”) per common share outstanding	$9.13	$9.75	$9.53
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$646,584	$1,203,930	$236,707
Paid-in surplus	882,069,020	1,688,438,242	328,993,560
Undistributed (Over-distribution of) net investment income	4,315,676	10,224,717	68,277
Accumulated net realized gain (loss)	(343,774,042)	(622,023,039)	(122,698,452)
Net unrealized appreciation (depreciation)	46,866,358	96,414,946	19,087,525
Net assets applicable to common shares	$590,123,596	$1,174,258,796	$225,687,617
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

40	Nuveen Investments

Statement of Operations	Year Ended July 31, 2015

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Investment Income
Dividends	$20,583,491	$39,775,855	$7,657,728
Interest	30,493,444	61,467,930	11,435,527
Other	357,863	709,423	135,354
Total investment income	51,434,798	101,953,208	19,228,609
Expenses
Management fees	7,107,970	13,819,076	2,735,599
Interest expense on borrowings	2,427,848	4,814,702	920,136
Custodian fees	121,708	220,466	59,502
Trustees fees	25,423	50,339	9,824
Professional fees	65,710	101,895	42,963
Shareholder reporting expenses	127,556	230,199	50,299
Shareholder servicing agent fees	4,310	5,799	1,188
Stock exchange listing fees	20,837	38,797	8,315
Investor relations expenses	29,543	65,507	14,854
Other	169,932	170,238	132,659
Total expenses before expense reimbursement	10,100,837	19,517,018	3,975,339
Expense reimbursement	(23,147)	(22,580)	(21,589)
Net expenses	10,077,690	19,494,438	3,953,750
Net investment income (loss)	41,357,108	82,458,770	15,274,859
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,656,299	2,886,183	1,323,244
Swaps	(1,138,627)	(2,270,269)	(433,027)
Change in net unrealized appreciation (depreciation) of:
Investments	(5,190,317)	(10,869,655)	(513,153)
Swaps	(3,871,275)	(7,688,673)	(1,467,500)
Net realized and unrealized gain (loss)	(5,543,920)	(17,942,414)	(1,090,436)
Net increase (decrease) in net assets applicable to common shares from operations	$35,813,188	$64,516,356	$14,184,423

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of Changes in Net Assets

	Quality Preferred Income (JTP)		Quality Preferred Income 2 (JPS)
	Year Ended 7/31/15	Year Ended 7/31/14	Year Ended 7/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$41,357,108	$42,049,375	$82,458,770	$83,475,956
Net realized gain (loss) from:
Investments	4,656,299	10,505,082	2,886,183	14,782,608
Swaps	(1,138,627)	(994,198)	(2,270,269)	(1,982,298)
Change in net unrealized appreciation (depreciation) of:
Investments	(5,190,317)	19,738,503	(10,869,655)	47,186,628
Swaps	(3,871,275)	(1,803,732)	(7,688,673)	(3,580,499)
Net increase (decrease) in net assets applicable to common shares from operations	35,813,188	69,495,030	64,516,356	139,882,395
Distribution to Common Shareholders
From net investment income	(47,621,727)	(42,723,139)	(87,983,215)	(79,459,391)
Decrease in net assets applicable to common shares from distributions to common shareholders	(47,621,727)	(42,723,139)	(87,983,215)	(79,459,391)
Capital Share Transactions
Cost of shares repurchased and retired	(39,800)	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(39,800)	—	—	—
Net increase (decrease) in net assets applicable to common shares	(11,848,339)	26,771,891	(23,466,859)	60,423,004
Net assets applicable to common shares at the beginning of period	601,971,935	575,200,044	1,197,725,655	1,137,302,651
Net assets applicable to common shares at the end of period	$590,123,596	$601,971,935	$1,174,258,796	$1,197,725,655
Undistributed (Over-distribution of) net investment income at the end of period	$4,315,676	$5,699,056	$10,224,717	$4,112,040

See accompanying notes to financial statements.

42	Nuveen Investments

	Quality Preferred Income 3 (JHP)
	Year Ended 7/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$15,274,859	$15,832,539
Net realized gain (loss) from:
Investments	1,323,244	5,587,132
Swaps	(433,027)	(378,100)
Change in net unrealized appreciation (depreciation) of:
Investments	(513,153)	6,589,379
Swaps	(1,467,500)	(683,453)
Net increase (decrease) in net assets applicable to common shares from operations	14,184,423	26,947,497
Distribution to Common Shareholders
From net investment income	(16,970,196)	(15,800,200)
Decrease in net assets applicable to common shares from distributions to common shareholders	(16,970,196)	(15,800,200)
Capital Share Transactions
Cost of common shares repurchased and retired	(334,909)	(156,050)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(334,909)	(156,050)
Net increase (decrease) in net assets applicable to common shares	(3,120,682)	10,991,247
Net assets applicable to common shares at the beginning of period	228,808,299	217,817,052
Net assets applicable to common shares at the end of period	$225,687,617	$228,808,299
Undistributed (Over-distribution of) net investment income at the end of period	$68,277	$532,891

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of Cash Flows	Year Ended July 31, 2015

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$35,813,188	$64,516,356	$14,184,423
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(69,130,580)	(125,692,275)	(30,679,153)
Proceeds from sales and maturities of investments	76,534,399	127,674,007	31,678,577
Proceeds from (Purchases of) short-term investments, net	(7,893,744)	(2,725,742)	(368,301)
Proceeds from (Payments for) swap contracts, net	(1,138,627)	(2,270,269)	(433,027)
Proceeds from litigation settlement	1,290,343	2,580,777	747,757
Investment transaction adjustments, net	439,210	856,858	89,051
Taxes paid on undistributed capital gains	(46,179)	(131,578)	(50,087)
Amortization (Accretion) of premiums and discounts, net	34,130	(43,305)	(1,277)
(Increase) Decrease in:
Receivable for dividends	(74,673)	13,980	344
Receivable for interest	145,981	18,346	(27,413)
Receivable for investments sold	42,460	—	11,941
Other assets	(34,234)	(65,422)	(13,016)
(Increase) Decrease in:
Payable for investments purchased	8,927,145	3,249,632	999,804
Accrued interest on borrowings	512	977	183
Accrued management fees	(11,089)	(20,066)	(3,974)
Accrued Trustees fees	29,255	56,293	11,516
Accrued other expenses	(76,719)	(141,077)	(24,096)
Net realized gain (loss) from:
Investments	(4,656,299)	(2,886,183)	(1,323,244)
Swaps	1,138,627	2,270,269	433,027
Change in net unrealized appreciation (depreciation) of:
Investments	5,190,317	10,869,655	513,153
Swaps	3,871,275	7,688,673	1,467,500
Net cash provided by (used in) operating activities	50,394,698	85,819,906	17,213,688
Cash Flows from Financing Activities:
Proceeds from borrowings	1,000,000	1,800,000	—
Cash distributions paid to common shareholders	(47,426,773)	(87,619,906)	(16,878,779)
Cost of common shares repurchased and retired	(39,800)	—	(334,909)
Net cash provided by (used in) financing activities	(46,466,573)	(85,819,906)	(17,213,688)
Net Increase (Decrease) in Cash	3,928,125	—	—
Cash at the beginning of period	—	—	—
Cash at the end of period	$3,928,125	$—	$—

Supplemental Disclosure of Cash Flow Information	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cash paid for interest on borrowings (excluding borrowing costs)	$2,427,336	$4,813,725	$919,953

See accompanying notes to financial statements.

44	Nuveen Investments

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Nuveen Investments	45

Financial

Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price

Quality Preferred Income (JTP)
Year Ended 7/31:
2015	$9.31	$0.64	$(0.08)	$0.56	$(0.74)	$—	$—	$(0.74)	$—	*	$9.13	$8.10
2014	8.90	0.65	0.42	1.07	(0.66)	—	—	(0.66)	—		9.31	8.35
2013	8.62	0.65	0.23	0.88	(0.60)	—	—	(0.60)	—		8.90	7.98
2012	8.25	0.66	0.31	0.97	(0.60)	—	—	(0.60)	—		8.62	8.70
2011(f)	8.07	0.35	0.18	0.53	(0.35)	—	—	(0.35)	—		8.25	7.54
Year Ended 12/31:
2010	7.06	0.65	0.94	1.59	(0.58)	—	—	(0.58)	—		8.07	7.40

Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2015	9.95	0.68	(0.15)	0.53	(0.73)	—	—	(0.73)	—		9.75	9.08
2014	9.45	0.69	0.47	1.16	(0.66)	—	—	(0.66)	—		9.95	8.92
2013	9.12	0.69	0.30	0.99	(0.66)	—	—	(0.66)	—		9.45	8.47
2012	8.77	0.69	0.32	1.01	(0.66)	—	—	(0.66)	—		9.12	9.34
2011(f)	8.64	0.37	0.15	0.52	(0.39)	—	—	(0.39)	—		8.77	8.07
Year Ended 12/31:
2010	7.67	0.69	0.93	1.62	(0.65)	—	—	(0.65)	—		8.64	7.90

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable. As of June 30, 2010 and September 30, 2010, the Adviser is no longer reimbursing Quality Preferred Income (JTP) and Quality Preferred Income 2 (JPS), respectively, for any fees or expenses.

46	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(d)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(g)

6.17%	5.95%	$590,124	1.69%		6.92%		1.69	%(e)	6.92	%(e)	9%
12.65	13.63	601,972	1.72		7.32		N/A		N/A		16
10.32	(1.78)	575,200	1.75		7.22		N/A		N/A		34
12.51	24.30	556,997	1.83		8.17		N/A		N/A		21
6.74	6.62	533,062	1.61	**	7.17	**	N/A		N/A		9

23.09	21.94	521,347	1.65		8.37		1.60%		8.42%		20

5.47%	10.35%	1,174,259	1.64		6.92		1.64	(e)	6.92	(e)	8
12.83	13.76	1,197,726	1.69		7.32		N/A		N/A		16
10.98	(2.63)	1,137,303	1.71		7.23		N/A		N/A		32
12.32	25.17	1,097,385	1.80		8.13		N/A		N/A		19
5.99	7.02	1,055,468	1.58	**	7.21	**	N/A		N/A		7

21.99	18.31	1,039,917	1.59		8.29		1.51		8.37		25

(d) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable, as described in Note 8 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings, as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Quality Preferred Income (JTP)
Year Ended 7/31:
2015	0.41%
2014	0.43
2013	0.47
2012	0.54
2011(f)	0.38	**
Year Ended 12/31:
2010	0.41

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2015	0.40%
2014	0.43
2013	0.47
2012	0.55
2011(f)	0.37	**
Year Ended 12/31:
2010	0.39

(e)	During the fiscal year ended July 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common share equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser as described in Note 4 Fund Shares, Common Share Equity Shelf Programs and Offering Costs.
(f)	For the seven months ended July 31, 2011.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
N/A	The Fund no longer has a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount per Share Repurchased and Retired		Ending NAV	Ending Share Price

Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2015	$9.65	$0.65	$(0.05)	$0.60	$(0.72)	$—	$—	$(0.72)	$—	*	$9.53	$8.36
2014	9.18	0.67	0.47	1.14	(0.67)	—	—	(0.67)	—	*	9.65	8.43
2013	8.80	0.67	0.33	1.00	(0.62)	—	—	(0.62)	—		9.18	8.23
2012	8.48	0.66	0.28	0.94	(0.62)	—	—	(0.62)	—		8.80	8.85
2011(f)	8.37	0.36	0.11	0.47	(0.36)	—	—	(0.36)	—		8.48	7.70
Year Ended 12/31:
2010	7.45	0.65	0.89	1.54	(0.62)	—	—	(0.62)	—		8.37	7.74

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable. As of December 31, 2010, the Adviser is no longer reimbursing Quality Preferred Income 3 (JHP), for any fees or expenses.

48	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(d)				Ratios to Average Net Assets After Reimbursement(c)(d)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(g)

6.37%	7.82%	$225,688	1.75%		6.70%		1.74	%(e)	6.71	%(e)	10%
12.97	11.09	228,808	1.76		7.24		N/A		N/A		18
11.53	(0.30)	217,817	1.77		7.17		N/A		N/A		28
11.91	24.04	208,729	1.84		8.04		N/A		N/A		23
5.69	4.08	201,139	1.65	**	7.19	**	N/A		N/A		8

21.49	20.66	198,513	1.65		8.05		1.54		8.16		24

(d) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable, as described in Note 8 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings, as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2015	0.40%
2014	0.43
2013	0.47
2012	0.54
2011(f)	0.37	**
Year Ended 12/31:
2010	0.38

(e)	During the fiscal year ended July 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common share equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser as described in Note 4 Fund Shares, Common Share Equity Shelf Programs and Offering Costs.
(f)	For the seven months ended July 31, 2011.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
N/A	The Fund no longer has a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (continued)

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Quality Preferred Income (JTP)
Year Ended 7/31:
2015	$235,000	$3,511
2014	234,000	3,573
2013	234,000	3,458
2012	217,000	3,567
2011(a)	154,875	4,442
Year Ended 12/31:
2010	154,875	4,366

Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2015	465,800	3,521
2014	464,000	3,581
2013	464,000	3,451
2012	427,000	3,570
2011(a)	308,800	4,418
Year Ended 12/31:
2010	300,000	4,466

Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2015	89,000	3,536
2014	89,000	3,571
2013	89,000	3,447
2012	81,000	3,577
2011(a)	58,900	4,415
Year Ended 12/31:
2010	55,000	4,609

(a)	For the seven months ended July 31, 2011.

50	Nuveen Investments

See accompanying notes to financial statements.

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Quality Preferred Income Fund (JTP) (“Quality Preferred Income (JTP)”)

•	Nuveen Quality Preferred Income Fund 2 (JPS) (“Quality Preferred Income 2 (JPS)”)

•	Nuveen Quality Preferred Income Fund 3 (JHP) (“Quality Preferred Income 3 (JHP)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) were organized as Massachusetts business trusts on April 24, 2002, June 24, 2002 and October 17, 2002, respectively.

The end of the reporting period for the Funds is July 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Spectrum Asset Management, Inc. (“Spectrum”), under which Spectrum manages the investment portfolios of the Funds. The Adviser is responsible for overseeing the Funds’ investments in swap contracts.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is high current income consistent with capital preservation. Each Fund’s secondary investment objective is to enhance portfolio value. Each Fund invests at least 80% of its net assets in preferred securities; up to 20% of its net assets in debt securities, including convertible debt securities and convertible preferred securities; and 100% of each Fund’s total assets in securities that, at the time of investment, are investment grade quality (BBB/Baa or better), which may include up to 10% in securities that are rated investment grade by at least one nationally recognized statistical rating organization.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Outstanding when-issued/delayed purchase commitments	$4,999,020	$3,249,632	$999,804

Nuveen Investments	51

Notes to Financial Statements (continued)

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Agreements.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends to common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair value input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

52	Nuveen Investments

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective net asset value (“NAV”) on the valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

Nuveen Investments	53

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Quality Preferred Income (JTP)	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Convertible Preferred Securities	$7,548,441	$—		$—	$7,548,441
$25 Par (or similar) Retail Preferred	267,968,003	23,922,637	**	—	291,890,640
Corporate Bonds	—	38,346,745		—	38,346,745
$1,000 Par (or similar) Institutional Preferred	—	471,448,398		—	471,448,398
Investment Companies	6,534,234	—		—	6,534,234

Short-Term Investments:
Repurchase Agreements	—	13,998,041		—	13,998,041

Investments in Derivatives:
Interest Rate Swaps***	—	(1,735,490)		—	(1,735,490)
Total	$282,050,678	$545,980,331		$—	$828,031,009
Quality Preferred Income 2 (JPS)
Long-Term Investments*:
Convertible Preferred Securities	$5,126,073	$—		$—	$5,126,073
$25 Par (or similar) Retail Preferred	498,979,122	57,819,860	**	—	556,798,982
Corporate Bonds	—	81,959,570		—	81,959,570
$1,000 Par (or similar) Institutional Preferred	—	966,288,850		—	966,288,850
Investment Companies	14,216,240	—		—	14,216,240

Short-Term Investments:
Repurchase Agreements	—	16,042,377		—	16,042,377

Investments in Derivatives:
Interest Rate Swaps***	—	(3,449,668)		—	(3,449,668)
Total	$518,321,435	$1,118,660,989		$—	$1,636,982,424
Quality Preferred Income 3 (JHP)
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$100,467,490	$7,770,090	**	$—	$108,237,580
Corporate Bonds	—	18,052,400		—	18,052,400
$1,000 Par (or similar) Institutional Preferred	—	182,675,551		—	182,675,551
Investment Companies	2,709,738	—		—	2,709,738

Short-Term Investments:
Repurchase Agreements	—	3,934,567		—	3,934,567

Investments in Derivatives:
Interest Rate Swaps***	—	(658,329)		—	(658,329)
Total	$103,177,228	$211,774,279		$—	$314,951,507
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

54	Nuveen Investments

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Funds’ investments in non-U.S. securities were as follows:

Quality Preferred Income (JTP)	Value	% of Total Investments
Country:
United Kingdom	$92,288,937	11.1%
Netherlands	46,256,546	5.6
Japan	30,514,397	3.7
Switzerland	29,279,725	3.5
Other	96,697,309	11.7
Total non-U.S. securities	$295,036,914	35.6%
Quality Preferred Income 2 (JPS)
Country:
United Kingdom	$156,286,379	9.5%
Netherlands	113,780,971	6.9
Switzerland	68,567,118	4.2
Japan	63,585,214	3.9
Other	190,788,997	11.6
Total non-U.S. securities	$593,008,679	36.1%
Quality Preferred Income 3 (JHP)
Country:
United Kingdom	$41,398,488	13.1%
Netherlands	17,304,569	5.5
France	13,735,911	4.4
Australia	11,063,947	3.5
Other	35,906,335	11.3
Total non-U.S. securities	$119,409,250	37.8%

Nuveen Investments	55

Notes to Financial Statements (continued)

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Quality Preferred Income (JTP)	Fixed Income Clearing Corporation	$13,998,041	$(13,998,041)	$—
Quality Preferred Income 2 (JPS)	Fixed Income Clearing Corporation	16,042,377	(16,042,377)	—
Quality Preferred Income 3 (JHP)	Fixed Income Clearing Corporation	3,934,567	(3,934,567)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations

56	Nuveen Investments

under the contracts. For over-the-counter (“OTC”) swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During current fiscal period, each Fund continued to use interest swap contracts to partially hedge the interest cost of leverage, which each Fund employs through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Average notional amount of interest rate swap contracts outstanding*	$150,661,500	$299,568,000	$57,166,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all interest rate swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Quality Preferred Income (JTP)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(1,735,490)
Quality Preferred Income 2 (JPS)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(3,449,668)
Quality Preferred Income 3 (JHP)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(658,329)

Nuveen Investments	57

Notes to Financial Statements (continued)

The following table presents the swap contacts subject to netting agreements, and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps**	Gross Unrealized (Depreciation) on Interest Rate Swaps**	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Quality Preferred Income (JTP)	JPMorgan	$—	$(1,735,490)	$—	$(1,735,490)	$1,306,459	$(429,031)
Quality Preferred Income 2 (JPS)	JPMorgan	$—	$(3,449,668)	$—	$(3,449,668)	$3,137,974	$(311,694)
Quality Preferred Income 3 (JHP)	JPMorgan	$—	$(658,329)	$—	$(658,329)	$594,042	$(64,287)
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Quality Preferred Income Fund (JTP)	Interest rate	Swaps	$(1,138,627)	$(3,871,275)
Quality Preferred Income Fund 2 (JPS)	Interest rate	Swaps	(2,270,269)	(7,688,673)
Quality Preferred Income Fund 3 (JHP)	Interest rate	Swaps	(433,027)	(1,467,500)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares Equity Shelf Programs and Offering Costs

Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing the Funds to issue an additional 6.4 million, 12.0 million and 2.3 million common shares, respectively, through their equity shelf programs (“Shelf Offering”), which are not yet effective.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share.

Costs incurred by the Funds in connection with their initial Shelf Offering will be recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such shares and will be recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets, when applicable. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of “Other expenses” on the Statement of Operations. Any additional costs the Funds may incur in connection with their Shelf Offerings will be expensed as incurred and will be recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets, when applicable.

58	Nuveen Investments

During the current fiscal period, the Funds did not issue additional shares. As a result, during the current fiscal period, the Adviser reimbursed the Funds for half of the costs incurred in connection with the Shelf Offerings, which is recognized as “Expense reimbursement” on the Statement of Operations.

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	Quality Preferred Income (JTP)		Quality Preferred Income 2 (JPS)		Quality Preferred Income 3 (JHP)
	Year Ended 7/31/15	Year Ended 7/31/14	Year Ended 7/31/15	Year Ended 7/31/14	Year Ended 7/31/15	Year Ended 7/31/14
Common shares repurchased and retired	(5,000)	—	—	—	(40,000)	(20,000)
Weighted average:
Price per common share repurchased and retired	$7.94	$—	$—	$—	$8.35	$7.78
Discount per common share repurchased and retired	13.98%	—%	—%	—%	12.95%	13.58%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Purchases	$69,130,580	$125,692,275	$30,679,153
Sales and maturities	76,534,399	127,674,007	31,678,577

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of July 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cost of investments	$786,809,651	$1,553,047,095	$297,807,519
Gross unrealized:
Appreciation	$55,285,764	$114,696,167	$22,244,906
Depreciation	(12,328,916)	(27,311,170)	(4,442,589)
Net unrealized appreciation (depreciation) of investments	$42,956,848	$87,384,997	$17,802,317

Nuveen Investments	59

Notes to Financial Statements (continued)

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts, bond premium amortization adjustments, complex securities character adjustments and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2015, the Funds’ tax year end, as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Paid-in-surplus	$(46,180)	$(131,578)	$(50,088)
Undistributed (Over-distribution of) net investment income	4,881,238	11,637,122	1,230,723
Accumulated net realized gain (loss)	(4,835,058)	(11,505,544)	(1,180,635)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2015, the Funds’ tax year end, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Undistributed net ordinary income[1]	$8,250,470	$16,984,928	$2,050,872
Undistributed net long-term capital gains	—	—	—

[1]      Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2015, paid on August 3, 2015.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2015 and July 31, 2014, was designated for purposes of the dividends paid deduction as follows:

2015	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Distributions from net ordinary income[2]	$47,428,011	$87,622,036	$16,877,593
Distributions from net long-term capital gains	—	—	—

2014	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Distributions from net ordinary income[2]	$42,593,812	$79,459,391	$15,801,240
Distributions from net long-term capital gains	—	—	—
[2] Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of July 31, 2015, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Expiration:
July 31,2017	$170,727,594	$277,312,489	$74,350,645
July 31,2018	164,307,763	317,825,546	47,045,512
July 31,2019	3,371,042	10,696,373	15,796
Not subject to expiration	—	—	—
Total	$338,406,399	$605,834,408	$121,411,953

60	Nuveen Investments

During the Funds’ tax year ended July 31, 2015, the Funds utilized capital loss carryforwards as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Utilized capital loss carryforwards	$2,246,925	$653,484	$326,886

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)
Post-October capital losses[3]	$101,223	$3,486,430
Late-year ordinary losses[4]	—	—

[3]	Capital losses incurred from November 1, 2014 through July 31, 2015, the Funds’ tax year end.
[4]	Ordinary losses incurred from January 1, 2015 through July 31, 2015, and/or specified losses incurred from November 1, 2014 through July 31, 2015.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Spectrum is compensated for its services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds. During the current fiscal period, Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) paid Spectrum commissions of $31,626, $44,172 and $14,096, respectively.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

Nuveen Investments	61

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of July 31, 2015, the complex-level fee rate for the Funds was 0.1639%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

Borrowings

Each Fund has entered into a prime brokerage facility (“Borrowings”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) as a means of leverage. Each Fund’s maximum commitment amount under these Borrowings is as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Maximum commitment amount	$235,000,000	$467,000,000	$89,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Outstanding borrowings	$235,000,000	$465,800,000	$89,000,000

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Average daily balance outstanding	$234,767,123	$465,375,890	$89,000,000
Average annual interest rate	1.02%	1.02%	1.02%

62	Nuveen Investments

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund’s portfolio of investments (“Pledged Collateral”). Interest is charged on these Borrowings for each Fund at the 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum on the amounts borrowed and 0.50% per annum on the undrawn balance. Effective December 4, 2014, the Funds are only charged the 0.50% per annum undrawn fee if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on each Fund’s borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Rehypothecation

The Adviser has entered into a Rehypothecation Side Letter (“Side Letter”) with BNP, allowing BNP to re-register the Pledged Collateral in its own name or in a name other than the Funds’ to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Funds’ total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.

The Funds also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that BNP fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds’ income generating potential may decrease. Even if each Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Funds will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, each Fund had Hypothecated Securities as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Hypothecated Securities	$3,679,580	$113,580,066	$2,098,360

The Funds earn Rehypothecation Fees, which are recognized as “Other income” on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by each Fund are as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Rehypothecation Fees	$357,863	$709,423	$135,354

9. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Funds’ financial statement disclosures.

Nuveen Investments	63

Additional

Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, Rl 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JTP	JPS	JHP
Common shares repurchased	5,000	—	40,000

Distribution Information

Each Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and its percentages as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	JTP	JPS	JHP
% QDI	38%	41%	37%
% DRD	11%	11%	11%

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended July 31, 2015:

	JTP	JPS	JHP
% of Interest-Related Dividends	31.10%	32.54%	34.83%

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FlNRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

64	Nuveen Investments

Glossary of Terms

Used in this Report (Unaudited)

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Blended Benchmark (Comparative Index): A blended return consisting of: 1) 55% of the BofA/Merrill Lynch Preferred Stock Fixed Rate Index, an unmanaged index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market; and 2) 45% of the Barclays Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of “equity credit” from a rating agency. Index returns do not include the effects of any sales charges or management fees.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments	65

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

66	Nuveen Investments

Annual Investment

Management Agreement Approval Process (Unaudited)

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Spectrum Asset Management, Inc. (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management

Nuveen Investments	67

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements for each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the closed-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters). With respect to closed-end funds, the Adviser also monitored asset coverage levels on leveraged funds, managed leverage, negotiated the terms of leverage, evaluated alternative forms and types of leverage, promoted an orderly secondary market for common shares and maintained an asset maintenance system for compliance with certain rating agency criteria.

68	Nuveen Investments

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for closed-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the closed-end funds, the Board recognized the extensive resources, expertise and efforts required to oversee and manage the various forms of leverage utilized by various funds, including the development of new forms of leverage to achieve cost savings and/or broaden the array of leverage structures available to the closed-end funds, the development of enhanced reports analyzing the impact of leverage on performance, and the development of new forms of tender option bond structures to address new regulatory requirements. The Board also noted the Adviser’s continued capital management services conducting share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on opportunities for the closed-end funds. The Board further recognized the Adviser’s use of data systems to more effectively solicit shareholder participation when seeking shareholder approvals and to monitor flow trends in various closed-end funds. The Board considered Nuveen’s continued commitment to supporting the closed-end fund product line by providing an extensive investor relations program that encompassed, among other things, maintaining and enhancing the closed-end fund website; participating in conferences and education seminars; enhancing the ability for investors to access information; preparing educational materials; and implementing campaigns to educate financial advisers and investors on topics related to closed-end funds and their strategies.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well

Nuveen Investments	69

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

as performance information reflecting the first quarter of 2015. The Independent Board Members also recognized the importance of the secondary market trading levels for the closed-end fund shares and therefore devoted significant time and focus evaluating the premium and discount levels of the closed-end funds at each of the quarterly meetings throughout the year. At these prior meetings as well as the May Meeting, the Board reviewed, among other things, the respective closed-end fund’s premium or discount to net asset value as of a specified date and over various periods as well as in comparison to the premium/discount average in its Lipper peer category. At the May Meeting and/or prior meetings, the Board also reviewed information regarding the key economic, market and competitive trends affecting the closed-end fund market and considered any actions periodically proposed by the Adviser to address the trading discounts of certain funds. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds (either at the Board level or through the Closed-End Funds Committee) to be a continuing priority in their oversight of the closed-end funds. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Quality Preferred Income Fund (the “Preferred Income Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the three-year period and second quartile in the one- and five-year periods, and outperformed its benchmark in the one-, three- and five-year periods.

For Nuveen Quality Preferred Income Fund 2 (the “Preferred Income Fund 2”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-year period and third quartile in the three- and five-year periods, and outperformed its benchmark in the one-, three- and five-year periods.

For Nuveen Quality Preferred Income Fund 3 (the “Preferred Income Fund 3”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-year period and third quartile in the three- and five-year periods, and outperformed its benchmark in the one-, three- and five-year periods.

70	Nuveen Investments

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage (with respect to closed-end funds); and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members noted that the Preferred Income Fund 3 had a net management fee higher than its peer average and a net expense ratio slightly higher than its peer average, (with the slightly higher relative net expense ratio generally due to an increase in the Fund’s leverage ratio due to falling asset prices), and the Preferred Income Fund and the Preferred Income Fund 2 each had a net management fee that was higher than the peer average and a net expense ratio that was in line with the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an unaffiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

Nuveen Investments	71

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

The Independent Board Members considered the pricing schedule that the Sub-Adviser charges for other clients. The Independent Board Members noted that the fee rates paid to the Sub-Adviser for its sub-advisory services were reasonable in relation to the fees of other clients. The Independent Board Members also noted that such fees were the result of arm’s-length negotiations.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board

72	Nuveen Investments

Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members considered information regarding the profitability of the Sub-Adviser in providing services to the Nuveen funds. In this regard, the Independent Board Members considered the Sub-Adviser’s revenues, expenses and profitability margins (pre- and after-tax) for its advisory activities with the Nuveen funds for the calendar years ending 2013 and 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. The Independent Board Members noted that, in the case of closed-end funds, however, such funds may from time-to-time make additional share offerings, but the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

Nuveen Investments	73

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

E.	Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. With respect to closed-end funds, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. The Board noted that the Sub-Adviser does not direct Fund trades through non-affiliated broker-dealers and therefore had not provided any Fund brokerage to broker-dealers in order to receive research or related services on a soft dollar basis. The Sub-Adviser, however, may from time to time receive research from various firms with which it transacted client business, but it had no arrangements with these firms. The Sub-Adviser also served as its own broker for portfolio transactions for the Funds and therefore may receive some indirect compensation.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

74	Nuveen Investments

Board

Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		194

■ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		194

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I		194

■ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		194

Nuveen Investments	75

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		194

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		194

■ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		194

■ VIRGINIA L. STRINGER			Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former owner, and President Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).
1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I		194

■ TERENCE J. TOTH			Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		194

76	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Members:

■ WILLIAM ADAMS IV(2)			Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		194

■ THOMAS S. SCHREIER, JR.(2)

Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a member of its Finance, Audit and Investment Committees: formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).

1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III		194

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988		195

■ CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007		88

■ MARGO L. COOK			Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015) previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009		195

Nuveen Investments	77

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Investments Holdings, Inc.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		195

■ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		195

■ SHERRI A. HLAVACEK

Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.

1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015		195

■ WALTER M. KELLY			Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		195

■ TINA M. LAZAR			Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		195

■ KEVIN J. MCCARTHY			Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007		195

■ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		195

78	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		195

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	79

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates – Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of June 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

EAN-B-0715D        10413-INV-Y-09/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Quality Preferred Income Fund 2

The following tables show the amount of fees billed to the Fund during the Fund’s last two fiscal years by KPMG LLP, the Fund’s current auditor (engaged on August 7, 2014), and Ernst & Young LLP, the Fund’s former auditor. The audit fees billed to the Fund for the fiscal year 2015 are the only fees that have been billed to the Fund by KPMG LLP. All other fees listed in the tables below were billed to the Fund by Ernst & Young LLP. For engagements with KPMG LLP and Ernst & Young LLP, the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP and Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
July 31, 2015	$25,500	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2014	$26,250	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP and Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP and Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
July 31, 2015	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2014	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP and Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP and Ernst & Young LLP provide to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP and Ernst & Young LLP about any non-audit services that KPMG LLP and Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP and Ernst & Young LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
July 31, 2015	$0	$0	$0	$0
July 31, 2014	$0	$0	$0	$0

”Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Spectrum Asset Management, Inc. (“Spectrum” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

Spectrum has adopted a Policy on Proxy Voting for Investment Advisory Clients (the “Voting Policy”), which provides that Spectrum aims to ensure that, when delegated proxy voting authority by a client, Spectrum act (1) solely in the interest of the client in providing for ultimate long-term stockholder value, and (2) without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Spectrum relies on the custodian bank to deliver proxies to Spectrum for voting.

Spectrum has selected RiskMetrics Group (formerly ISS) to assist with Spectrum’s proxy voting responsibilities. Spectrum generally follows RiskMetrics standard proxy voting guidelines which embody the positions and factors Spectrum considers important in casting proxy votes. In connection with each proxy vote, RiskMetrics prepares a written analysis and recommendation based on its guidelines. In order to avoid any conflict of interest for RiskMetrics, the CCO will require RiskMetrics to deliver additional information or certify that RiskMetrics has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum also may obtain voting recommendations from two proxy voting services as an additional check on the independence of RiskMetrics’ voting recommendations.

Spectrum may, on any particular proxy vote, diverge from RiskMetrics’ guidelines or recommendations. In such a case, Spectrum’s Voting Policy requires that: (i) the requesting party document the reason for the request; (ii) the approval of the Chief Investment Officer; (iii) notification to appropriate compliance personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) a written record of the process.

When Spectrum determines not to follow RiskMetrics’ guidelines or recommendations, Spectrum classifies proxy voting issues into three broad categories: (1) Routine Administrative Items; (2) Special Interest Issues; and (3) Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.

•	Routine Administrative Items. Spectrum is willing to defer to management on matters a routine administrative nature. Examples of issues on which Spectrum will normally defer to management’s recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

•	Special Interest Issues. In general, Spectrum will abstain from voting on shareholder social, political, environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

•	Issues Having the Potential for Significant Economic Impact. Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors’ cumulative voting and supermajority provisions, defensive strategies (e.g., greenmail prevention), business combinations and restructurings and executive and director compensation.

Conflicts of Interest. There may be a material conflict of interest when Spectrum votes, on behalf of a client, a proxy that is solicited by an affiliated person of Spectrum or another Spectrum client. To avoid such conflicts, Spectrum has established procedures under its Voting Policy to seek to ensure that voting decisions are based on a client’s best interests and are not the product of a material conflict. In addition to employee monitoring for potential conflicts, the CCO reviews Spectrum’s and its affiliates’ material business relationships and personal and financial relationships of senior personnel of Spectrum and its affiliates to monitor for conflicts of interest.

If a conflict of interest is identified, Spectrum considers both financial and non-financial materiality to determine if a conflict of interest is material. If a material conflict of interest is found to exist, the CCO discloses the conflict to affected clients and obtains consent from each client in the manner in which Spectrum proposed to vote.

Spectrum clients can obtain a copy of the Voting Policy or information on how Spectrum voted their proxies by calling Spectrum’s Compliance Department at (203) 322-0189.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”.) The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Spectrum Asset Management, Inc. (the “Sub-Adviser”), as sub-adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser.

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

MARK A. LIEB - Mr. Lieb is the Founder, President and Chief Executive Officer of Spectrum. Prior to founding Spectrum in 1987, Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc. Mr. Lieb was instrumental in the formation and development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolios for institutional clients, hedging strategies, and marketing strategies. Mr. Lieb’s prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook. BA Economics, Central Connecticut State College; MBA Finance, University of Hartford.

L. PHILLIP JACOBY, IV - Mr. Jacoby is an Executive Director and Chief Investment Officer of Spectrum. Mr. Jacoby joined Spectrum in 1995 as a Portfolio Manager and most recently held the position of Managing Director and Senior Portfolio Manager until his appointment as CIO on January 1, 2010, following the planned retirement of his predecessor. Prior to joining Spectrum, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and co-manager of the preferred stock portfolio of its US Corporate Financing Division for six years. Mr. Jacoby began his career in 1981 with The Northern Trust Company, Chicago and then moved to Los Angeles to join E.F. Hutton & Co. as a Vice President and Institutional Salesman, Generalist Fixed Income Sales through most of the 1980s. BSBA Finance, Boston University School of Management.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Phillip Jacoby	Separately Managed accounts	81	$5,405,073,703
	Pooled Accounts	31	$5,141,313,734
	Registered Investment Vehicles	7	$6,888,633,874
Mark Lieb	Separately Managed accounts	80	$5,419,673,703
	Pooled Accounts	31	$5,141,313,734
	Registered Investment Vehicles	7	$6,888,633,874

* Assets are as of July 31, 2015. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

There are no material conflicts of interest to report.

Item 8(a)(3).	FUND MANAGER COMPENSATION

The structure and method used to determine the compensation of Spectrum Asset Management’s portfolio managers is as follows. All Spectrum portfolio managers are paid a base salary and discretionary bonus. Salaries are established based on a benchmark of national salary levels of relevant asset management firms, taking into account each portfolio manager’s position and responsibilities, experience, contribution to client servicing, compliance with firm and/or regulatory policies and procedures, work ethic, seniority and length of service, and contribution to the overall functioning of the organization. Base salaries are fixed, but are subject to periodic adjustments, usually on an annual basis.

The discretionary bonus component is variable and may represent a significant proportion of an individual’s total annual compensation. Discretionary bonuses are determined quarterly and are based on a methodology used by senior management that takes into consideration several factors, including but not necessarily limited to those listed below:

•	Changes in overall firm assets under management, including those assets in the Fund. (Portfolio managers are not directly incentivized to increase assets (“AUM”), although they are indirectly compensated as a result of an increase in AUM)

•	Portfolio performance (on a pre-tax basis) relative to benchmarks measured annually. (The relevant benchmark is a custom benchmark composed of 50% Merrill Lynch Preferred Stock - Fixed Rate Index and 50% Barclays Capital Securities US Tier 1 Index).

•	Contribution to client servicing

•	Compliance with firm and/or regulatory policies and procedures

•	Work ethic

•	Seniority and length of service

•	Contribution to overall functioning of organization

Total compensation is designed to be globally competitive and is evaluated annually relative to other top-tier asset management firms.

Item 8(a)(4).	OWNERSHIP OF JPS SECURITIES AS OF JULY 31, 2015.

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Phillip Jacoby			X
Mark Lieb					X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Quality Preferred Income Fund 2

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: October 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: October 8, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 8, 2015